Use these links to rapidly review the document
PROXY STATEMENT TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Storage Technology Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

STORAGE TECHNOLOGY CORPORATION
One StorageTek Drive
Louisville, Colorado 80028-0001
303.673.5151

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Thursday, May 20, 2004
Time:	10:00 a.m. (Atlantic Standard Time)
Place:	Caribe Hilton Hotel Los Rosales Street San Geronimo Grounds San Juan, Puerto Rico 00902

At the meeting, you will be asked to:

  1.
  Elect seven directors, to serve for a one-year term

  2.
  Approve the 2004 Long Term Incentive Plan

  3.
  Approve the 2004 Performance-Based Incentive Bonus Plan

  4.
  Consider one stockholder proposal

  5.
  Consider any other business matters that may properly come before the meeting

Stockholders of record at the close of business on April 2, 2004, are entitled to vote at the Annual Meeting and any adjournment or postponement. The only class of securities eligible to vote at the Annual Meeting is StorageTek's common stock.

BY ORDER OF THE BOARD OF DIRECTORS

Mark Roellig
Vice President, General Counsel and Secretary

Louisville, Colorado
April 12, 2004

YOUR VOTE IS IMPORTANT

We invite each of you to attend the Annual Meeting, but regardless of whether you attend, we urge you to vote in advance. You may use the Internet, telephone, or proxy card to vote in advance.

PROXY STATEMENT

TABLE OF CONTENTS

VOTING PROCEDURES
CORPORATE GOVERNANCE
BOARD OF DIRECTORS AND COMMITTEES
PROPOSAL 1. TO ELECT SEVEN DIRECTORS
PROPOSAL 2. TO APPROVE THE 2004 LONG TERM INCENTIVE PLAN
PROPOSAL 3. TO APPROVE THE 2004 PERFORMANCE-BASED INCENTIVE BONUS PLAN
PROPOSAL 4. STOCKHOLDER PROPOSAL REGARDING CUMULATIVE VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
EXECUTIVE OFFICERS
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises and Fiscal Year-End Value Table
Employment Contracts, Termination of Employment and Change in Control Arrangements
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
Report of the Human Resources and Compensation Committee on Executive Compensation
Performance Graph
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT ACCOUNTANTS
OTHER MATTERS
DEADLINES FOR STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
APPENDIX A. AUDIT COMMITTEE CHARTER
APPENDIX B. 2004 LONG TERM INCENTIVE PLAN
APPENDIX C. 2004 PERFORMANCE-BASED INCENTIVE BONUS PLAN

STORAGE TECHNOLOGY CORPORATION

PROXY STATEMENT

As a stockholder of Storage Technology Corporation, you have the right to vote on certain matters affecting the company. This Proxy Statement discusses the proposals you are voting on this year at the Annual Meeting of Stockholders, to be held on Thursday, May 20, 2004, at 10:00 a.m. Atlantic Standard Time at the Caribe Hilton Hotel, Los Rosales Street, San Geronimo Grounds, San Juan, Puerto Rico 00902.

This Proxy Statement, a proxy card, and the 2004 Annual Report are first being mailed to the stockholders beginning on or about April 12, 2004.

In this Proxy Statement, we may refer to Storage Technology Corporation as "StorageTek," "we," "us," "our," or the "company." We may also refer to the 2004 Annual Meeting of Stockholders as the "Annual Meeting" and to a stockholder as "you."

VOTING PROCEDURES

Who may vote

You may vote your StorageTek common stock if you owned the shares at the close of business on April 2, 2004, our record date. At the close of business on that day, 111,701,301 shares were outstanding and entitled to vote. For each share of common stock you own, you may cast one vote for each nominee for director, and one vote for each of Proposals 2, 3, and 4.

Voting procedures for record holders

If you hold a stock certificate in your name for StorageTek's common stock, you are the owner of record. If you attend the meeting, you may vote in person. If you want to vote by proxy, there are three ways you may vote, each of which is valid under Delaware law, our state of incorporation:

  1.
  Access the Internet address on the proxy card and follow the instructions at that site

  2.
  Call the toll-free telephone number listed in the voting instructions attached to the proxy card and follow the telephone prompts OR

  3.
  Complete, sign, date and return the enclosed proxy card

Please have the voting form in hand when voting by Internet or telephone.

Voting procedures for shares in street name

If your shares of StorageTek common stock are held in the name of a brokerage house or financial institution, you are a beneficial owner and the brokerage house or the financial institution holding your shares is the record holder. This is often referred to as being held in "street name." You must follow the voting directions given by the brokerage or financial institution. If you hold shares in street name and you intend to vote at the Annual Meeting, you must bring an executed Power of Attorney or proxy in your name that has been signed by the record holder. Contact your broker or financial institution for this information.

Voting of proxies

If you vote by proxy prior to the Annual Meeting, your shares will be voted as you instruct. If you vote by proxy, but do not indicate a vote on a particular proposal, your shares will be voted FOR all of the nominees for director set forth in this Proxy Statement, FOR Proposal 2 (to approve the 2004 Long Term Incentive Plan), FOR Proposal 3 (to approve the 2004 Performance-Based Incentive Bonus Plan), and AGAINST Proposal 4 (the stockholder proposal), and in accordance with the recommendation of the Board of Directors on any other matters properly brought before the meeting.

Revoking or changing your vote

You may revoke your proxy or change your vote at any time before the final vote at the meeting. If you are the owner of record, you may do this by:

  1.
  Giving written notice of revocation to the Corporate Secretary, Storage Technology Corporation, One StorageTek Drive, Louisville, Colorado 80028-4309

  2.
  Signing another valid proxy bearing a later date

  3.
  Voting at a later date by telephone or by using the Internet OR

  4.
  Voting in person at the meeting

If you hold stock in street name, you must contact your broker or financial institution for information on how to revoke your proxy or change your vote.

Solicitation of proxies

We have retained Georgeson Shareholder Communications Inc. to solicit proxies at a cost of approximately $7,500, plus certain out-of-pocket expenses. If we request Georgeson to perform additional services, Georgeson will bill us at its usual rates. In addition, we will reimburse intermediaries for their expenses in forwarding solicitation materials to beneficial owners. Certain directors, officers and other employees may make further solicitation for which they will receive no additional compensation. This solicitation may be by telephone, mail or other means of communication. We will bear the costs of the solicitation.

Vote required for approval of proposals

Directors are elected by a plurality. The seven persons who receive the highest number of FOR votes will be elected as directors. A vote to WITHHOLD FROM any director will be counted for purposes of determining the votes present, but will have no other effect on the outcome of the vote regarding the election of directors.

To be approved, Proposals 2, 3 and 4 will require the affirmative vote of a majority of the shares of common stock cast on that issue.

Quorum and treatment of certain votes

A quorum must be present in person or represented by proxies in order for us to conduct business at the Annual Meeting. A quorum consists of a majority of the shares of common stock issued and outstanding (which excludes treasury stock) on April 2, 2004, our record date. All shares that are voted FOR, AGAINST (including abstentions), or WITHHOLD FROM any matter will count for purposes of establishing a quorum.

Abstentions on Proposals 2, 3 and 4 will count as votes present at the meeting and will have the same effect as a vote against a matter.

On certain proposals—called discretionary proposals—a brokerage firm or financial institution may vote shares that it holds on behalf of beneficial owners even if the beneficial owners do not direct them as to how to vote.

Based upon New York Stock Exchange ("NYSE") rules, the principal exchange on which our common stock is traded, Proposal 1, election of directors, is a discretionary proposal. Unless the beneficial owner provides voting instructions to the record holder at least 10 days prior to the Annual Meeting, the record holder (a brokerage or financial institution) may vote the shares of common stock held in street name, as it deems appropriate in the election of directors.

Under the NYSE rules, Proposal 2 (to approve the 2004 Long Term Incentive Plan), Proposal 3 (to approve the 2004 Performance-Based Incentive Plan), and Proposal 4 (the stockholder proposal), are not discretionary, and brokerage firms and financial institutions may not vote shares held in street name on these proposals without specific instructions from the beneficial owners.

The term "broker non-votes" refers to shares held in street name that are not voted on a particular matter. Broker non-votes generally occur because the beneficial owner did not give any instructions to the broker on how to vote on a non-discretionary matter. We intend to count broker non-votes as votes present for the purpose of determining a quorum, but broker non-votes will not be counted as votes cast on the matters on which the beneficial owner has not expressly voted.

Delivery of voting materials to stockholders sharing an address

If you and other residents of your mailing address have the same last name and hold shares of common stock in different accounts at one brokerage house or financial institution, you should receive only one proxy statement and annual report, unless you have requested otherwise. A separate proxy card is included in the voting materials for each of these accounts. The practice of sending only one annual report and proxy statement to a single address is called "householding."

If you share an address with another stockholder and have received only one proxy statement and annual report, you may request a separate set of these documents by contacting our Investor Relations department by phone, e-mail or mail as follows:

Phone:	1.800.785.2217
E-mail:	ask_stk@storagetek.com
Address:	Investor Relations Storage Technology Corporation One StorageTek Drive Louisville, Colorado 80028-4315

If you wish to withhold your consent to our householding program, call 1.800.542.1061 on a touch-tone phone. When calling to withhold consent, have in hand the voting instruction forms for each account for which you wish to revoke your consent.

Electronic delivery of voting materials

With your consent, we can offer you the ability to view our proxy statements, annual reports and related materials on-line rather than receiving these documents in the mail. If you vote by the Internet, you will be given the opportunity to consent to electronic delivery at the time you vote. Follow the prompts on the website to make this election. If you are not voting by the Internet and would still like to receive electronic delivery, follow these steps:

If you hold a stock certificate:

  1.
  Log onto the Internet at www.amstock.com

  2.
  Click on "SHAREHOLDER ACCOUNT ACCESS"

  3.
  Insert your 10-digit account number and Social Security Number; click "Submit"

  4.
  On the left-hand side of the screen, click on "RECEIVE COMPANY MAILINGS VIA E-MAIL"

  5.
  Provide your e-mail address; click "GO"

If you hold stock at a brokerage firm:

  1.
  Log onto the Internet at www.icsdelivery.com/stk

  2.
  Click on the first letter of your brokerage firm's name

  3.
  Select your broker/financial institution by clicking on the name listed on the right

  4.
  Complete all of the steps outlined on the website

CORPORATE GOVERNANCE

We are committed to good business practices and strong corporate governance. Our Board of Directors ("Board") has adopted Corporate Governance Guidelines that address the selection of directors, Board leadership, director responsibility, meeting procedures, Board committees, director orientation and education, management evaluations and succession, and director compensation. Additionally, each of the standing Board committees operates under a charter approved by the Board that satisfies the applicable requirements of the NYSE.

Our Board has approved the StorageTek Code of Business Conduct and Ethics, which addresses, among other things, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and use of company assets, compliance with laws (including insider trading laws), and reporting of unethical behavior. The Code of Business Conduct and Ethics is applicable to our directors, officers and all employees.

In addition, our Audit Committee has approved the StorageTek Code of Ethics which requires honest and ethical business conduct; full, accurate and timely financial disclosures; compliance with all laws, rules and regulations governing our business; and prompt internal reporting of any violations of the code. The Code of Ethics is applicable to our Chief Executive Officer ("CEO"), Chief Financial Officer, Corporate Controller and all finance employees. We intend to satisfy the disclosure requirements under Item 10 of Form 8-K regarding any amendment to or waiver of the Code of Ethics with respect to our CEO, Chief Financial Officer, Corporate Controller, and persons performing similar functions, by posting such information on our website. Our Audit Committee has also approved a process by which employees and other interested persons may submit a complaint or register a concern regarding questionable accounting or audit matters to the Director of Internal Audit or the Audit Committee. The Audit Committee oversees this process.

Any stockholder or interested party who wishes to communicate with the directors, either individually or as a group, may do so by writing in care of the Corporate Secretary, Storage Technology Corporation, One StorageTek Drive, Louisville, Colorado 80028-4309. The Corporate Secretary will review, sort and summarize the communications received and will deliver such communications and the summary to the directors at their next scheduled meeting conducted in-person or earlier if necessary, based upon the nature of the communication. The Corporate Secretary will not filter out any communications unless: (a) the directors have instructed the Corporate Secretary concerning the filtering to apply or the level of detail to be provided; and (b) any communications that have been filtered out or summarized are made available to any director who wishes to review them.

Our Corporate Governance Guidelines, the charters for each standing Board committee, the Code of Business Conduct and Ethics, and the Code of Ethics are posted on the investor relations pages of our company website at www.storagetek.com. A copy of any of this information is available in print to any stockholder who requests it. Please address your request to Investor Relations, Storage Technology Corporation, One StorageTek Drive, Louisville, Colorado 80028-4315.

BOARD OF DIRECTORS AND COMMITTEES

BOARD OF DIRECTORS

Independence and Meetings

Independence. A majority of our Board of Directors is independent, as independence is defined by the NYSE listing standards. Our Board has affirmatively determined that all of our non-employee directors have no material relationships with StorageTek and thus are independent. One of our directors, Patrick J. Martin, is not independent because he is our Chairman of the Board, President, and CEO. Our Board will determine annually whether a director qualifies as independent.

Meetings and Attendance. The Board held eight regular meetings during 2003. Each current director attended at least 75 percent of all Board and applicable committee meetings held during 2003. It is our policy to schedule a Board meeting on the date of the Annual Meeting of Stockholders. Our Corporate Governance Guidelines provide that directors should attend the Annual Meeting. Seven of the current directors who were directors on May 21, 2003, the date of the 2003 Annual Meeting, attended that meeting.

The non-employee directors have regularly scheduled executive sessions in which they meet without the attendance of management. These executive sessions generally occur before or after a regularly scheduled Board meeting. The chair for these executive sessions rotates among the committee chairs.

Director Compensation

We pay non-employee directors the following:

  •
  Annual retainer of $27,000

  •
  $5,000 annual retainer for chairing a committee

  •
  $5,000 annual retainer for serving as lead independent director

  •
  $1,000 for each Board, committee, and working group meeting attended

  •
  Expense reimbursement for travel and business related to Board business

In addition, non-employee directors may be paid a fee of $1,000 per day plus expense reimbursement for additional director-related services that are requested by the Chairman of the Board. In 2003, Mr. La Blanc received an additional $2,000 in fees plus expense reimbursement for visiting certain customers as a representative of the Board.

Non-employee directors have the option to receive their retainers and fees in cash, defer receipt of all or a portion of them into StorageTek's deferred compensation plan or receive all or a portion of them in the form of shares of StorageTek common stock or common stock equivalents. They may also receive limited reimbursement for certain medical and dental coverage and certain memberships.

Non-employee directors are automatically granted stock options to purchase 29,000 shares of common stock upon their initial elections or appointments, with 5,000 shares vesting six months after the grant date; 4,667 shares vesting on the first anniversary of the date of grant; 4,666 shares vesting on the second and third anniversaries of the date of grant; 3,333 shares vesting on the fourth anniversary of the date of grant; and 3,334 shares vesting on the fifth and sixth anniversaries of the date of grant. On their first through 10th anniversaries, non-employee directors receive annual stock options to purchase 4,000 shares of common stock. On their 11th anniversary and each subsequent anniversary, non-employee directors receive annual stock options to purchase 5,000 shares. One-third of the annual stock option grants vest on each of the first three anniversaries of the grant date.

StorageTek has entered into indemnification agreements with each of the directors, pursuant to which StorageTek agrees to indemnify the director against: (a) expenses, judgments and settlements paid in connection with third-party claims; and (b) expenses and settlements paid in connection with claims in the right of StorageTek, in each case provided that the director acted in good faith. In addition, StorageTek agrees to indemnify each director to the extent permitted by law against all expenses, judgments and amounts paid in settlement unless the director's conduct constituted a breach of his or her duty of loyalty to the stockholders. Subject to the director's obligation to pay StorageTek in the event that he or she is not entitled to indemnification, StorageTek will pay the expenses of the director prior to a final determination as to whether the director is entitled to indemnification.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has a standing Audit Committee, Governance and Nominating Committee, and Human Resources and Compensation Committee, each of which is comprised solely of independent directors. All standing committees are composed of at least three independent directors.

Director Name	Audit Committee		Governance and Nominating Committee		Human Resources and Compensation Committee
James R. Adams	X		X
Charles E. Foster			X		X
Mercedes Johnson	X
Dennis H. Jones (1)	X
William T. Kerr			X	(2)	X
Robert E. La Blanc (1)	X
Robert E. Lee			X		X	(2)
Patrick J. Martin
Judy C. Odom	X
Richard C. Steadman (1)	X	(2)
(1)
Messrs. Jones, La Blanc and Steadman are not standing for re-election at the Annual Meeting.
(2)
Serves as Committee chair.

Audit Committee

The Audit Committee met 12 times in 2003. The Audit Committee is comprised solely of independent directors as defined by the NYSE listing standards. The Board has determined that each member of the Audit Committee is financially literate under the NYSE standards and at least one of the members of the Audit Committee has accounting or related financial management expertise. In addition, the Board has determined that each of Messrs. Adams, Jones, La Blanc, and Steadman, and Mmes. Johnson and Odom is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. The Audit Committee's duties are set forth in its charter which is included as Appendix A to this Proxy Statement and can also be found on the investor relations pages of the StorageTek website at www.storagetek.com. The Report of the Audit Committee begins on page 35 of this Proxy Statement.

Among its duties, the Audit Committee:

  •
  Assists the Board in its oversight of the integrity of our financial statements and our compliance with legal and regulatory requirements
  •
  Appoints, retains, compensates, evaluates, and terminates a firm of independent accountants to audit our annual financial statements
  •
  Reviews the independence and qualifications of the independent accountants on an annual basis

  •
  Preapproves all non-audit work by the independent accountants
  •
  Reviews the audit plans and results of the independent accountants
  •
  Recommends to the Board whether to include audited financial statements in our Annual Report on Form 10-K
  •
  Monitors our financial reporting activities, including the appropriateness of our significant accounting estimates and assumptions
  •
  Reviews the audit plans and findings of the internal audit department
  •
  Reviews internal control matters

Governance and Nominating Committee

The Governance and Nominating Committee met five times in 2003. The Governance and Nominating Committee is comprised solely of independent directors as defined by the NYSE listing standards. The Governance and Nominating Committee's duties are set forth in its charter which can be found on the investor relations pages of the StorageTek website at www.storagetek.com.

Among its duties, the Governance and Nominating Committee:

  •
  Reviews, on at least an annual basis, the appropriate skills and characteristics required of directors and the composition of the Board as a whole
  •
  Recommends to the Board
  –    potential candidates for election to the Board
  –    the size, composition, organization and structure of the Board
  –    membership of Board Committees
  •
  Has sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve any such search firm's fees and other retention terms
  •
  Reviews corporate governance issues
  •
  Reviews Board performance

Nominating Directors. The Governance and Nominating Committee will consider qualified nominees recommended by stockholders. These recommendations should be directed to the Chair of the Governance and Nominating Committee, Storage Technology Corporation, One StorageTek Drive, Louisville, Colorado 80028-4309. The Governance and Nominating Committee will determine whether to include any stockholder-proposed nominee in its recommended slate of director candidates.

Under our bylaws, you may make nominations for director at an Annual Meeting, but only if you provide us with written notice of your intent between 60 and 90 days prior to the Annual Meeting. Written notice should be addressed to the Secretary, Storage Technology Corporation, One StorageTek Drive, Louisville, Colorado 80028-4309. Your notice must include: (a) the name, age, business address and residence address of the nominee; (b) the principal occupation or employment of the nominee; (c) the class and number of shares of StorageTek stock which are owned by the nominee; and (d) any other information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors under applicable federal securities law. You must also include your name, address and number of shares of StorageTek common stock that you beneficially own. Nominees for director who are recommended by our stockholders will be evaluated in the same manner as any other nominee for director.

Director Qualifications. The Governance and Nominating Committee identifies, investigates and recommends prospective directors to the Board with the goal of creating a balance of diverse professional backgrounds, experience and expertise. Directors should have the education, experience, intelligence, independence, fairness, reasoning and judgment to lead our company.

Nominees for director should have the following qualifications:

  •
  A high degree of leadership experience in a complex organization such as a corporation, university, foundation, professional organization or governmental unit
  •
  Experience and achievements that demonstrate the ability to make good business judgments
  •
  Highly regarded personal and professional reputation
  •
  Highly accomplished in their respective professional field
  •
  A willingness to devote the necessary time to the work of the Board and its committees

In evaluating a candidate, the Governance and Nominating Committee will assess a nominee's independence and evaluate whether the nominee's skills are complementary to the existing directors' skills and the Board's needs for operational, management, financial, marketing, manufacturing and other expertise. Additionally, the Governance and Nominating Committee considers diversity, skills, and such other factors as it deems appropriate given current needs. Exceptional candidates who do not meet all of these criteria may still be considered.

There are two nominees for election at this year's Annual Meeting who have not previously been elected by stockholders: Mercedes Johnson and Judy C. Odom. The Governance and Nominating Committee engaged the services of a professional search firm to identify and recommend these candidates. The search firm also participated in discussions with the chair of the Governance and Nominating Committee regarding these two directors.

Human Resources and Compensation Committee

The Human Resources and Compensation Committee (the "Compensation Committee") met eight times in 2003. The Compensation Committee is comprised solely of independent directors as defined by the NYSE listing standards. The Compensation Committee's duties are set forth in its charter which can be found on the investor relations pages of the StorageTek website at www.storagetek.com. The Report of the Compensation Committee begins on page 31 of this Proxy Statement.

Among its duties, the Compensation Committee:

  •
  Determines total compensation for the executive officers, including the CEO
  •
  Evaluates the performance of executive management
  •
  Reviews compensation policies for the executive officers and other employees
  •
  Has sole authority to retain and terminate any compensation consultant used to assist in the evaluation of the compensation of directors, the CEO or executives, including sole authority to approve any such consulting firm's fees and other retention terms
  •
  Administers and determines awards under equity and bonus programs

PROPOSAL 1. TO ELECT SEVEN DIRECTORS

Directors are elected at the Annual Meeting to hold office until the next Annual Meeting or until their respective successors are elected and qualified. The Board has set the number of directors at seven. Nominees for director this year are: James R. Adams, Charles E. Foster, Mercedes Johnson, William T. Kerr, Robert E. Lee, Patrick J. Martin, and Judy C. Odom.

The nominees are current directors and each has consented to serve a one-year term. If, at or prior to the time of the Annual Meeting, one or more of the nominees becomes unavailable to serve, any shares represented by a proxy will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board.

The Board of Directors unanimously recommends a vote FOR the election of each of the named nominees.

NOMINEES FOR DIRECTOR

James R. Adams
Director since 1999

Age 64. Chairman of the Board, Texas Instruments, a semiconductor, tools and software company, 1996 to 1998; Group President, SBC Communications Inc., a communications company, 1992 to 1995; President and Chief Executive Officer, Southwestern Bell Company, 1988 to 1992. Director, Texas Instruments and Inet Technologies, Inc.

Charles E. Foster
Director since 2002

Age 67. Chairman of the Board, Prodigy Communications Corporation, an Internet services provider, 2000 to 2001; President and Chief Executive Officer, Prodigy Communications Corporation, 2000 to 2001; Group President, National Operations, SBC Communications Inc., a communications company, 1995 to 2000. Director of Amdocs Limited and an advisory director at JP Morgan/Chase Bank in San Antonio, Texas.

Mercedes Johnson
Director since 2004

Age 50. Senior Vice President, Finance and Chief Financial Officer, Lam Research Corporation, a semiconductor processing equipment company, since 1997; Vice President and Worldwide Operations Controller, Applied Materials, a semiconductor processing equipment company, 1994 to 1997; Senior Director and Worldwide Business Operations Controller, Applied Materials, 1993 to 1994; other finance management positions, Applied Materials, 1986 to 1993.

William T. Kerr
Director since 1998

Age 62. Chairman and Chief Executive Officer, Meredith Corporation, a media and marketing company, since 1998; President and Chief Executive Officer, Meredith Corporation, 1997; and President and Chief Operating Officer, Meredith Corporation, 1994 to 1996. Director, Meredith Corporation, Principal Financial Group, and Maytag Corporation.

Robert E. Lee
Director since 1989

Age 68. President, Glacier Properties, Inc., a private investment firm, since 1986; Executive Director Emeritus, The Denver Foundation, a community foundation, since 1996; Executive Director, The Denver Foundation, 1989 to 1996; previously Chairman, First Interstate Bank of Denver. Director, Meredith Corporation, ING North American Insurance Holdings, Inc., Financial Investors Trust, Financial Investors Variable Insurance Trust, and Reaves Utility Income Fund.

Patrick J. Martin
Director since 2000

Age 63. Chairman of the Board of Directors, President and CEO, StorageTek, since 2000; Corporate Senior Vice President/President, North American Solutions Group, Xerox Corporation, a document products and services company, 1999 to 2000; Corporate Senior Vice President/President, Developing Markets Operations, Xerox Corporation, 1998 to 1999; Corporate Vice President/President, Canadian and Americas Operations, Xerox Corporation, 1996 to 1998.

Judy C. Odom
Director since 2003

Age 51. Chairman and Chief Executive Officer, Software Spectrum, a software reseller company, 1998 to 2002 and in 1992; President, Chairman and Chief Executive Officer, Software Spectrum, 1996 to 1998; Chief Executive Officer, Software Spectrum, 1988 to 1992; other management positions at Software Spectrum, 1983 to 2002; Audit Partner and Accountant, Grant Thornton LLP, 1977 to 1985. Director, Leggett & Platt, Inc. and Harte-Hanks, Inc.

PROPOSAL 2. TO APPROVE THE 2004 LONG TERM INCENTIVE PLAN

On March 3, 2004, the Board approved the Storage Technology Corporation 2004 Long Term Incentive Plan (the "2004 Plan"), under which 7,500,000 shares of common stock will be reserved for issuance. The 2004 Plan will not become effective unless stockholders approve it.

The 2004 Plan is intended as a replacement of StorageTek's 1995 Amended and Restated Equity Participation Plan (the "1995 Plan"), which expires in March 2005. Contingent upon stockholder approval of the 2004 Plan, the Board will cancel 2,500,000 shares that would have been available for grant under the 1995 Plan. Thus, the net addition of new shares for issuance as a result of the approval of the 2004 Plan will be 5,000,000 shares. Any awards granted under the 1995 Plan will continue to vest and/or be exercisable in accordance with their original terms and conditions.

The Board believes that equity compensation is an important tool for attracting, retaining, motivating and rewarding dedicated and skilled employees, consultants and non-employee directors. The 2004 Plan is an omnibus plan that includes stock and cash awards, and is designed to provide StorageTek with the flexibility to respond appropriately to a changing compensation environment.

The 2004 Plan has a number of special terms and limitations, including:

  •
  Only 3,000,000 shares may be granted as full-value awards, such as restricted stock, restricted stock units, common stock equivalents, and stock bonus awards.
  •
  No stock options may be granted with an exercise price less than the Fair Market Value, as defined below, on the grant date.
  •
  The exercise price of any outstanding stock options may not be reduced without stockholder approval.

Shares Available for Grant under StorageTek's Equity Compensation Plans (1)
(as of April 2, 2004)

	Prior to Approval of the 2004 Plan	Upon Approval of the 2004 Plan
1995 Plan	3,061,163	561,163
2004 Plan	0	7,500,000
Stock Option Plan for Non-Employee Directors	378,001	378,001

Total Available for Grant	3,439,164	8,439,164
(1)
Excludes the 1987 Storage Technology Corporation Employee Stock Purchase Plan ("ESPP") and the Storage Technology Corporation Deferred Compensation Plan.

As of April 2, 2004, under StorageTek's existing equity plans, excluding the ESPP, there were 12,259,116 shares subject to outstanding stock options with a weighted exercise price of $22.35; 1,028,499 shares of outstanding restricted stock; and 50,448 outstanding common stock equivalents, of which 30,239 were awarded to non-employee directors in lieu of cash compensation.

The Board of Directors unanimously recommends a vote FOR the approval of the 2004 Long Term Incentive Plan.

DESCRIPTION OF THE 2004 PLAN

The following is a description of the principal features of the 2004 Plan. This description is qualified in its entirety by reference to the full text of the 2004 Plan that is included as Appendix B to this Proxy Statement.

General

Purposes. The purposes of the 2004 Plan are:

  •
  To provide employees, directors and consultants selected for participation (the "Participants") with added incentives to continue in service to StorageTek
  •
  To create in Participants a more direct interest in the future success of the operations of StorageTek by relating incentive compensation to the achievement of long-term corporate economic objectives
  •
  To attract, retain and motivate Participants by providing them an equity investment in StorageTek

Types of Awards. Under the 2004 Plan, the following types of awards (collectively, "Awards") can be made: non-qualified stock options and incentive stock options (collectively referred to as "Stock Options"), stock appreciation rights (SARs), restricted stock, restricted stock units, common stock, common stock equivalents, dividend equivalents, performance-based grants payable in cash or any of the above-listed equity Awards, or any other Award established pursuant to the 2004 Plan that may be granted under the 2004 Plan.

Stock Options:    rights to purchase a specified number of shares of common stock at a specified price for a given term. Stock Options may be: (a) incentive stock options ("ISOs"), which are intended to meet the requirements of Section 422 of the Internal Revenue Code, (the "Code"), and as such, offer certain beneficial tax treatment to Participants as described below; and (b) non-qualified stock options, which do not meet the requirements of Section 422.

Stock Appreciation Rights:    rights to receive payment from StorageTek equal to the difference between the Fair Market Value of one or more shares of common stock and the exercise price of the SAR. SARs may be paid out in cash or common stock.

Restricted Stock:    grants of common stock that are subject to substantial risk of forfeiture until certain conditions or restrictions on transferability lapse.

Restricted Stock Units:    rights to receive payment on a future date from StorageTek for the value of common stock in the form of common stock or cash.

Director Common Stock and Common Stock Equivalents:    grants of common stock or common stock equivalents to non-employee directors in lieu of cash compensation. Common stock equivalents are rights to receive common stock in the future.

Dividend Equivalents:    rights to receive the equivalent value (in cash or common stock) of dividends paid on common stock.

Performance Award:    grants payable in cash, common stock or another form of Award under the 2004 Plan based upon the achievement of specified performance targets.

Common Stock:    grants of common stock that are not subject to transfer or forfeiture restrictions.

Administration. The 2004 Plan may be administered by the Board or a committee of the Board. The Compensation Committee, comprised entirely of non-employee directors, will administer the 2004 Plan. The Compensation Committee has broad powers to administer and interpret the 2004 Plan, including the authority to select the Participants, determine the amount of Awards to Participants, prescribe terms and conditions not otherwise specified by the 2004 Plan for each Award, and amend or modify such terms and conditions, including accelerating vesting and waiving forfeiture restrictions. The Board of Directors must administer the 2004 Plan with respect to any Awards to non-employee directors. The Compensation Committee may delegate some of its authority to one or more members of the Compensation Committee or officers of StorageTek. Additionally, the Board has the right to terminate the 2004 Plan before its termination date. However, none of the above actions may adversely affect the rights or obligations of any Participant's outstanding Awards without the Participant's consent. Neither the Compensation Committee nor the Board has the authority to take any action that would constitute a repricing of Stock Options.

Eligibility and Participation. At its discretion, the Compensation Committee may grant Awards to employees, non-employee directors and consultants of StorageTek and its subsidiaries. As of the record date, there were approximately 7,100 individuals who would be eligible to receive Awards under the 2004 Plan. Although the number of individuals who will receive Awards under the 2004 Plan is not determinable, in 2003, the Compensation Committee awarded equity to approximately 325 employees under the 1995 Plan.

Future grants of Awards under the 2004 Plan are subject to the discretion of the Compensation Committee and thus, are not determinable, except for the election by certain non-employee directors to receive common stock or common stock equivalents in lieu of all or a portion of their fees.

Calculation of Shares Granted and Available for Grant. Shares of common stock that are issued pursuant to the grant or exercise of Awards will reduce the number of shares remaining available for future issuance under the 2004 Plan. If an Award granted under the 2004 Plan expires or is terminated or forfeited, the shares underlying the Award will again be available for grant under the 2004 Plan. In addition, to the extent shares of common stock are used to pay the exercise price of any Stock Options or to satisfy tax withholding obligations, an equal number of shares will become available for issuance under the 2004 Plan. The 2004 Plan will reserve 7,500,000 shares of common stock for issuance; however, only 3,000,000 shares may be granted as equity Awards for which Participants do not have to pay the Fair Market Value to receive the stock underlying the Award. The maximum number of shares of common stock reserved for issuance under the 2004 Plan may be increased by approval of the Board and the stockholders.

Fair Market Value. For purposes of the 2004 Plan, the Fair Market Value of a share of common stock is equal to the closing price of a share of common stock on the last trading day prior to the date in question, except that for same-day sales of Stock Options, the Fair Market Value of the common stock at the time of exercise will be the price at which the common stock is sold. The Fair Market Value of StorageTek's common stock on April 2, 2004, the record date, was $28.44.

Term, Amendment, and Termination of the 2004 Plan. The 2004 Plan will expire 10 years from the date it is approved by stockholders, unless terminated by the Board before that date. Any Awards outstanding on that date will continue to remain outstanding in accordance with their respective terms. The 2004 Plan may be amended or discontinued by the Board at any time, unless stockholder approval is required or desirable under applicable law or regulation.

Transferability. Except as otherwise approved by the Compensation Committee or under a qualified domestic relations order from a court, no Award is assignable or transferable during the lifetime of the

Participant, either voluntarily or involuntarily. In the event of a Participant's death, his or her rights and interests in an Award will be transferable by testamentary will or the laws of descent or distribution.

Stock Options and Stock Appreciation Rights

Grants. The Compensation Committee establishes the number of shares and the terms, including any applicable vesting periods, underlying Stock Options and SARs. The term of these Awards may not exceed 10 years, and in certain circumstances for ISOs, the term may be limited to five years. The exercise price for Stock Options and SARs cannot be less than the Fair Market Value on the date of grant, but the Compensation Committee may establish an exercise price higher than the Fair Market Value.

Payment of Exercise Price. Payment for shares purchased upon exercise of a Stock Option must be made in full at the time of purchase. Payment may be made in cash, check, or other shares of StorageTek common stock (with some restrictions). With the approval of StorageTek, payment may also be made by broker-assisted same-day sales or by StorageTek withholding enough common stock otherwise deliverable upon exercise to pay the exercise price (the value of the common stock being determined on the date of exercise). Upon exercising a stock option, a Participant must also pay any required tax withholding. Such tax withholding may be satisfied in cash or shares, as determined by StorageTek.

Termination of Service. The vesting of Stock Options and SARs ends on the date service to StorageTek ends. Generally, Participants have 90 days after termination to exercise vested Stock Options and SARs. If the termination is due to death or disability, the exercise period is extended to one year. If the Participant is terminated for cause or is in material breach of a legal obligation to StorageTek, the exercise period for Stock Options and SARs ends on the date of termination. Different vesting and exercise periods may apply if approved by the Compensation Committee or are provided for in a written agreement between the Participant and StorageTek.

In addition, if within six months before or after termination of service, a Participant engages in an activity in competition with StorageTek, or harmful or contrary to the interest of StorageTek—including accepting employment with a competitor, recruiting an employee of StorageTek, or disclosing confidential information—then the Participant must return to StorageTek any gain realized from any stock option exercises that occurred within six months of the termination date.

Restricted Stock and Restricted Stock Units

Grants. The Compensation Committee establishes the number of shares and the terms, including any applicable vesting schedule, for restricted stock and restricted stock units. Restricted stock is issued as common stock that has voting and dividend rights, but is subject to forfeiture and transfer restrictions. Restricted stock units do not have voting or dividend rights, are not considered common stock issued and outstanding, and upon vesting may be paid out in common stock or cash as determined by the Compensation Committee.

Termination of Service. Generally, a Participant forfeits all unvested restricted stock and restricted stock units on the day of termination. Different forfeiture terms may apply if approved by the Compensation Committee or are provided for in a written agreement between the Participant and StorageTek.

In addition, if within six months before or after termination of service, a Participant engages in an activity in competition with StorageTek, or harmful or contrary to the interest of StorageTek—including accepting employment with a competitor, recruiting an employee of StorageTek, or disclosing confidential information—then the Participant must return to StorageTek any gain realized from the vesting of any restricted stock or restricted stock units that occurred within six months of the termination date.

Performance Awards

A Performance Award entitles the Participant to a payout based upon achievement of certain performance criteria. The Compensation Committee establishes the exact performance criteria and the performance period applicable to the Performance Award. The Compensation Committee also determines whether the payout will be in cash, an equity Award or some combination of cash and equity Awards.

Performance criteria include a number of measurable criteria that can be tied to the success of StorageTek, including, but not limited to, net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, total shareholder return, cash flow, earnings or earnings per share, growth in earnings or earnings per share, stock price, return on equity or average stockholder's equity, total stockholder return, return on capital, return on assets or net assets, return on investment, revenue, income or net income, operating income or net operating income, operating profit or net operating profit, operating margin, return on operating revenue, market share, overhead or other expense reduction, credit rating, strategic plan development and implementation, succession plan development and implementation, customer satisfaction indicators and employee metrics. These criteria may be measured on an absolute basis or relative to a peer group or index and can be measured at the corporate or business unit level.

Director Common Stock and Common Stock Equivalents

Under the 2004 Plan, non-employee directors may elect to receive all or a portion of their annual retainer and meeting fees in shares of common stock or common stock equivalents. The number of shares is determined by dividing: (a) the dollar amount of the portion of the retainer and meeting fees for the fiscal quarter that is to be paid in shares by (b) the Fair Market Value of one share of common stock as of the last day of such fiscal quarter, rounded up to the next full number of shares. Directors elect to receive their compensation in common stock or common stock equivalents for a fiscal year period. As of the record date, six directors had elected to receive all or a portion of their compensation in the form of shares of common stock or common stock equivalents.

Other Awards

The Compensation Committee may also, under the 2004 Plan, grant equity-based Awards in lieu of cash bonus payments to Participants. The determination of the number of shares of common stock or other Awards that would be issued as a bonus payment will be determined using a reasonable valuation method selected by the Compensation Committee.

The Compensation Committee may choose to grant dividend equivalents in conjunction with the grants of Awards. Dividend equivalents on these Awards will be converted to cash or additional shares at such time and by such formula as the Compensation Committee determines. Participants holding restricted stock, common stock equivalents, and common stock grants have the same dividend rights as other holders of common stock.

The Compensation Committee, in its sole discretion, may establish other incentive compensation arrangements under the 2004 Plan pursuant to which Participants may acquire shares of common stock or common stock equivalents.

Federal Income Tax Consequences of Stock Options

The following description of U.S. federal income tax consequences to U.S. Participants and StorageTek is based upon current statutes, regulations and interpretations. The description does not include foreign, state or local income tax consequences.

Incentive Stock Options. A Participant who receives an ISO will not recognize any taxable income at the time of grant of the ISO. The exercise of an ISO will not result in any federal income tax consequences to the Participant, except that a certain amount will be an adjustment item for alternative minimum tax purposes.

In the event of a disposition of stock acquired upon the exercise of an ISO, the federal income tax consequences depend upon how long the Participant has held the shares. If the Participant does not dispose of the shares until the later of two years following the date of grant or one year following the date of exercise, the Participant will recognize a long-term capital gain or loss upon subsequent disposition of the stock. The amount of the long-term capital gain or loss will be equal to the difference between: (a) the amount realized on the disposition of the shares and (b) the exercise price at which shares were acquired.

If the Participant does not satisfy the foregoing holding-period requirements, the Participant will be required to report as ordinary income, in the year of disposition, an amount equal to the excess of: (a) the Fair Market Value of the shares at the time of exercise of the ISO or, if less, the amount realized on the disposition of such shares, over (b) the exercise price for the shares.

Non-Qualified Stock Options. A Participant who receives non-qualified stock options will not recognize any taxable income at the time of grant. Upon exercise of the non-qualified stock options, a Participant will recognize ordinary income in an amount equal to the excess of: (a) the Fair Market Value of the shares at the time of exercise over (b) the exercise price for the shares. In the case of Participants who are employees of the Company, any ordinary income so recognized will be considered wages subject to applicable tax withholding.

Deductions for StorageTek. Subject to the deduction limitation under Section 162(m) of the Code, StorageTek generally will be entitled to a compensation expense deduction in the same amount as any ordinary income recognized by a Participant in connection with the grant, vesting, exercise or payout of Stock Options.

Section 162(m) Limitations

Section 162(m) generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to the CEO or any of the other four most highly compensated officers. Certain performance-based compensation is exempt from the deduction limit if it meets the requirements of Section 162(m). One of these requirements is that there is a limit to the number of shares granted to any one individual in a given fiscal year. Accordingly, the 2004 Plan has a limit of 2,000,000 shares subject to equity Awards that can be granted to any individual per fiscal year. The maximum amount payable for a performance-based cash award in any fiscal year may not exceed $7,000,000. Stockholder approval of the 2004 Plan will permit any Awards granted under the 2004 Plan to qualify for deductibility to the extent that the compensation is recognized by the Participant as ordinary income and provided that the Awards meet the Section 162(m) performance-based requirements.

Change in Capital Structure; Change in Control

If StorageTek declares a stock split or dividend, or if there is another change in StorageTek's capital structure which would result in the increase or decrease of the benefits under the 2004 Plan, then the Compensation Committee will, as it determines, proportionally adjust: (a) the number of shares then available for grant; (b) the number of shares subject to outstanding Awards; and (c) the exercise prices of outstanding Awards. No adjustment may be made if it results in a repricing of a stock option or SAR.

All outstanding Awards immediately vest in the event of a change in control. Change in control means the occurrence of any of the following events: (a) the acquisition of 35 percent or more of the total voting power represented by StorageTek's then-outstanding voting securities; (b) a change in the majority of the Board as defined in the 2004 Plan; (c) a merger or consolidation, unless (i) StorageTek's stockholders own more than 50 percent of the total voting power of the surviving entity after the merger, (ii) there is no change in the majority of the Board, and (iii) no one stockholder owns more than 20 percent of the outstanding voting securities as a result of the merger; (d) the sale of all or substantially all of StorageTek's assets; or (e) approval by the StorageTek stockholders of a plan of complete liquidation or dissolution.

PROPOSAL 3. TO APPROVE THE
2004 PERFORMANCE-BASED INCENTIVE BONUS PLAN

On March 3, 2004, the Compensation Committee approved the Storage Technology Corporation Performance-Based Incentive Bonus Plan (the "Performance Plan"). The Performance Plan requires stockholder approval in order for certain payments made to the CEO and the other four most highly compensated executive officers (the "Covered Employees") to be deductible for U.S. federal income tax purposes. The Board believes that the Performance Plan benefits stockholders by linking a significant portion of executive and employee compensation to performance.

The Board of Directors unanimously recommends a vote FOR the approval of the 2004 Performance-Based Incentive Bonus Plan.

DESCRIPTION OF THE PERFORMANCE PLAN

The following is a description of the principal features of the Performance Plan. This description is qualified in its entirety by reference to the full text of the Performance Plan that is included as Appendix C to this Proxy Statement.

General

Purpose. The Performance Plan is designed to provide officers and certain employees with incentive compensation based upon the level of our achievement against specified financial, business and other performance criteria. Our compensation philosophy is that the compensation of the executive officers should vary with company performance and, under the terms of the Performance Plan, an executive officer's total compensation can vary significantly depending upon the performance of StorageTek, the business unit, and the individual. In addition, the Performance Plan is designed to allow us to maximize the deductibility of the bonuses paid to the Covered Employees under Section 162(m) of the Code.

Administration. The Performance Plan is administered by the Compensation Committee of the Board, which is comprised solely of "outside" directors within the meaning of Section 162(m). The Compensation Committee has the full power to construe, interpret and administer the Performance Plan. The Compensation Committee may empower an individual or a committee to administer the Performance Plan for individuals who are not Covered Employees.

Eligible Participants. All U.S. employees of StorageTek are eligible to participate in the Performance Plan. Prior to each performance period, the Compensation Committee will designate the positions or employees who will be participants for a given performance period (the "Participants"). For 2004, the Compensation Committee has designated approximately 3,000 employees as Participants in the Performance Plan.

Amendment or Termination. The Board or the Compensation Committee may amend or terminate the Performance Plan at any time without stockholder approval, except as may be required to qualify as a performance-based plan under Section 162(m).

Performance Measures and Payouts

Performance Periods, Bonus Potential and Measurement Criteria. The Performance Plan will be administered in performance periods. Bonuses may be paid in cash, common stock or common stock equivalents.

During the first quarter of the performance period being measured, the Compensation Committee will set defined performance measures for the period. The Compensation Committee will also set the minimum, target and maximum bonus opportunities. Generally, each Participant's target bonus potential will be expressed as a percentage of his or her annual base salary, and actual payout may be more or less depending upon the performance of StorageTek, the business unit, and the individual.

Determination of Actual Bonuses. After the close of the performance period, the Compensation Committee (or its designees) will determine the amount of the bonus for each Participant by certifying the actual performance results and applying the percentages allocated for each performance measure against the target bonus. For all Participants except the Covered Employees, the Compensation Committee has the discretion to increase, decrease or eliminate bonus payments. For Covered Employees, the Compensation Committee has the discretion only to decrease or eliminate bonus payments.

Performance Measures. Performance measures include, but are not limited to, net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, total shareholder return, cash flow, earnings or earnings per share, growth in earnings or earnings per share, stock price, return on equity or average stockholders' equity, total stockholder return, return on capital, return on assets or net assets, return on investment, revenue, income or net income, operating income or net operating income, operating profit or net operating profit, operating margin, return on operating revenue, market share, overhead or other expense reduction, credit rating, strategic plan development and implementation, succession plan development and implementation, customer satisfaction indicators, and employee metrics. These criteria may be measured on an absolute basis or relative to a peer group or index.

Deductibility; Certain Limitations

Stockholder approval of the Performance Plan will permit any bonuses paid under the Performance Plan to qualify for deductibility to the extent that the compensation is recognized by the Participant as ordinary income and provided that the bonuses meet the 162(m) performance-based requirements.

One of the requirements of Section 162(m) is that there is a limit to the bonus that can be paid to any individual in a given fiscal year. Accordingly, the maximum amount payable in any given fiscal year may not exceed $7,000,000. In addition, any bonus for a given performance period may not exceed 400 percent of the Participant's target bonus.

Estimated Awards

The following table shows the approximate range of annual awards payable in 2005 for 2004 performance under the Performance Plan to the 2003 Covered Employees and other groups based upon compensation levels as of the record date. Non-employee directors are not eligible to participate in the Performance Plan.

	Bonus Dollar Value ($)
Name and Position	Minimum	Maximum
Patrick J. Martin Chairman of the Board, President, and CEO	0	4,200,000
Angel P. Garcia Corporate Vice President, International Operations	0	585,000
Robert S. Kocol Corporate Vice President and Chief Financial Officer	0	480,000
Roy G. Perry Corporate Vice President, Global Supply Chain, Manufacturing, Logistics, and Quality Processes	0	460,000
Roger C. Gaston Corporate Vice President, Human Resources	0	420,000
All current executive officers as a group (11 persons)	0	8,500,000
All eligible employees, excluding executive officers, as a group (3,000 persons)	0	28,000,000

PROPOSAL 4. STOCKHOLDER PROPOSAL REGARDING CUMULATIVE VOTING

The proponent of the following stockholder proposal is Dr. Seymour Licht, P.E., P.O. Box 4383, Scottsdale, Arizona 85261. The proponent owns 7,061 shares of StorageTek common stock individually or as a joint tenant, and has approximately a 40 percent equity interest in See More Light Investments, a general partnership that owns 44,040 shares of StorageTek common stock. The stockholder proposal, for which the Board and StorageTek accept no responsibility, is quoted verbatim in full, below.

The Board of Directors unanimously recommends a vote AGAINST Proposal 4, the stockholder proposal regarding cumulative voting.

"STOCKHOLDER PROPOSAL

        This stockholder's proposal requests/ recommends that the Board of Directors takes the necessary steps, to modify the Corporate By-laws, specifically Article II Section 8 and Article V Section (C)(3) of StorageTek's Certificate of Incorporation, to permit "Cumulative Voting" for the election of Directors. This proposal if implemented by the Board of Directors will become effective at the 2005 annual stockholder meeting.

SUPPORTING STATEMENT

        Dr. Seymour Licht, the Senior Partner of See More Light Investments a family partnership, will vote all of the 44,040 shares of Storage Technology's stock that his partnership owns in favor of his Stockholder's proposal, at the 2004 Stockholder Annual Meeting.

        In light of the recent disclosure of self dealing and personal enrichment by management of various corporations at the expense of its stockholders, it is extremely urgent that StorageTek's Board of Directors members do not have any connections or allegiance what so ever with present management.

        This change can only start by a change how members to the Board are elected. Cumulative Voting for the election of Board members is the quickest and most economical way to effectuate the required change and return control of the company to the stockholders.

        The present system to select/nominate Directors is rife with conflicts of interest. Directors are presently nominated, selected, and "elected" by present Management and their fellow Directors. Since it is the duty of a Director to supervise Management there is little likelihood that Management will desire/select/support a candidate who is inclined to ask the "tough questions" of Management.

        I have presented this very same stockholder proposal at the THREE PREVIOUS Annual Meetings:

2001 ANNUAL MEETING
Outstanding Number of Shares	100,859,000 shares
Voted in Favor	35,039,487 shares
Voted opposed	40.010.267 shares
2002 ANNUAL MEETING
Outstanding Number of Shares	105,032,665 shares
Voted in Favor	26,585,952 shares
Voted opposed	52,027,397 shares
2003 ANNUAL MEETING
Outstanding Number of Shares	100,859,000 shares
Voted in Favor	38,302,902 shares
Voted opposed	40,806,524 shares

Institutional Investor Services recommended that their clients vote in favor of my Stockholder Proposal at the 2003 Stockholder Annual Meeting. If 1,251,812 shares were to change their vote from Against to voting FOR my proposal at the 2003 Annual Meeting we would be electing board members by Cumulative Voting at the 2004 Annual Meeting.

        Company bylaws permit ANY Shareholder of record to nominate a Director Candidate, however the Company will NOT place the opposing Director/Candidate's name on the ballot that the company distributes to Shareholders for voting for obvious reasons.

        It is economically impossible for an opposing group of stockholders to present an opposing slate of candidates to the stockholders for voting. StorageTek has incurred the following expenses relating to the distribution of their Proxy Statement and Ballots for voting:

ANNUAL MEETING

2000	2001	2002	2003
$106,500.00	$110,000.00	N/A1	N/A1

    1Management has refused to provide this information!

    If cumulative voting were permitted for election of Directors assuming a ten (10) member board each share holder would then have 10 votes per share to either vote for ten individuals candidates or vote all ten votes for a single individual. The direct result would be that individuals other than those nominated by present Management could be elected to the Board and avoiding the expense of a proxy fight."

BOARD OF DIRECTORS' RESPONSE TO PROPOSAL 4

The Board believes that cumulative voting for the election of directors would not serve the best interests of the stockholders. The Board unanimously recommends a vote AGAINST this proposal for the reasons stated below.

Like most publicly traded corporations, StorageTek provides for each share of common stock to cast one vote for each director nominee. The Board firmly believes that cumulative voting would threaten to undermine the effective functioning of the Board. It is the duty of the Board to represent the interests of all stockholders, without any special loyalty to any one individual or group. Cumulative voting is undesirable because a director elected by a particular person or group of stockholders may be primarily concerned with representing the interests of the narrow constituency that elected him or her rather than representing the interests of all stockholders. The Board does not believe that a narrow constituency of stockholders should be given such an advantage over the stockholders as a whole. Directors should be elected based upon their ability and commitment to represent the best interests of all stockholders. The Board believes that this goal is best served when each director is elected by a plurality of the stockholders.

The proponent submitted substantially the same proposal in 2003, 2002 and 2001, which was defeated by StorageTek stockholders each year. The proponent's supporting statement as to the closeness of the vote in prior years is misleading. In an attempt to make the prior votes seem closer, the proponent excludes abstentions, which are treated as votes against the proposal. There were 4,855,483 abstentions in 2003; 6,673,318 in 2002; and 476,810 in 2001. Further, the proponent is misleading in his assertion that cumulative voting would be in effect in 2005 should the stockholder proposal receive a majority of affirmative votes at this year's Annual Meeting. Cumulative voting requires an amendment to StorageTek's Certificate of Incorporation. In order to amend the Certificate of Incorporation, the Board must first approve such amendment and subsequently submit the amendment to stockholders for approval.

The fairness of StorageTek's existing system of electing directors is supported by a number of other initiatives. The Board has adopted Corporate Governance Guidelines, which are accessible to all stockholders on our website at www.storagetek.com. Among other things, the guidelines include criteria for the selection of directors that emphasize independence and mandate that all directors (other than the CEO) and all members of the Audit, Governance and Nominating, and Compensation Committees be comprised solely of directors independent of management. Independent directors are required periodically to hold meetings apart from management. Taken together, these measures constitute a comprehensive corporate governance program supporting the fulfillment of the Board's duties to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows beneficial ownership of StorageTek common stock as of April 2, 2004, by: (a) each current director and nominee; (b) the CEO and each of the other four most highly compensated executive officers (the "Named Executive Officers"); (c) all current directors and executive officers as a group; and (d) entities that have reported owning more than 5 percent of our outstanding common stock.

Name	Number of Shares Owned (1) (a)	Right to Acquire (2) (b)	Total (a) + (b)	Percent of Shares Outstanding% (3)
Non-employee Directors
James R. Adams	24,509	37,667	62,176	*
Charles E. Foster	6,790	15,667	22,457	*
Mercedes Johnson	236	0	236	*
Dennis H. Jones	0	9,665	9,665	*
William T. Kerr	16,857	70,001	86,858	*
Robert E. La Blanc (4)	10,060	61,000	71,060	*
Robert E. Lee	12,562	51,000	63,562	*
Judy C. Odom	195	5,000	5,195	*
Richard C. Steadman	32,002	61,000	93,002	*
Named Executive Officers
Patrick J. Martin **	416,707	467,686	884,393	*
Angel P. Garcia	56,043	23,187	79,230	*
Robert S. Kocol	79,190	108,209	187,399	*
Roy G. Perry	64,326	17,991	82,317	*
Roger C. Gaston	45,832	18,750	64,582	*
Current Executive Officers and Directors as a Group (20 persons)	929,201	1,067,241	1,996,442	1.8
Beneficial Owners of More Than 5%
Dodge & Cox (5)	12,666,783	0	12,666,783	11.3
Iridian Asset Management LLC/CT (6)	10,524,801	0	10,524,801	9.4
Barclays Global Investors, N.A. (7)	8,536,309	0	8,536,309	7.6
FMR Corp. (8)	7,449,620	0	7,499,620	6.7
*
Less than 1 percent

**
Also serves as a director

(1)
Unless otherwise noted, the persons named have sole voting and dispositive power over the shares shown as owned by them. Includes common stock equivalents held by four directors that will be settled in shares of common stock upon or after each director's termination, as follows: Mr. Foster, 4,290 shares; Mr. Kerr, 15,657 shares; Mr. Lee, 9,394 shares; and Mr. Steadman, 898 shares. The common stock equivalents do not have voting rights.

(2)
Represents stock options that are exercisable for shares of common stock by June 1, 2004.

(3)
The percentage is calculated using 111,701,301 shares of common stock outstanding and entitled to vote on April 2, 2004, plus for each person or group, the number of shares shown in column b that such person or group has a right to acquire on or before June 1, 2004.

(4)
Mr. La Blanc disclaims beneficial ownership of 60 shares held by his daughter.

(5)
This information was obtained from Amendment No. 5 to Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004 by Dodge & Cox, One Sansome Street, 35th Floor, San Francisco, California 94104. Represents shares that are beneficially owned by institutional clients of Dodge & Cox, an investment advisor. Dodge & Cox has sole dispositive power over all the shares listed, sole voting power with respect to 11,875,783 shares, and shared voting power with respect to 136,000 shares.

(6)
This information was obtained from Amendment No. 2 to Schedule 13G filed with the Securities and Exchange Commission on February 5, 2004 by Iridian Asset Management LLC/CT, 276 Post Road West, Westport, Connecticut 06880. The following entities have shared voting and dispositive power with respect to all of the shares: Iridian Asset Management LLC, Governor and Company of the Bank of Ireland, IBI Interfunding, BancIreland/First Financial, Inc., and BIAM (US) Inc. Iridian has direct beneficial ownership of the shares in the accounts for which it serves as the investment adviser under its investment management agreements.

(7)
This information was obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004 by Barclays Global Investors, NA, 45 Fremont St., San Francisco, California 94105. Barclays Global Investors, NA, beneficially owns 7,499,750 shares with sole voting and dispositive power over 6,615,933 shares. Barclays Global Fund Advisors beneficially owns 566,157 shares with sole voting and dispositive power over 563,287 shares. Barclays Global Investors, Ltd beneficially owns 461,602 shares with sole voting power over 455,999 shares and sole dispositive power over 461,602 shares. Barclays Life Assurance Company Limited beneficially owns 2,300 shares with sole voting and dispositive power over such shares. Barclays Bank PLC beneficially owns 6,500 shares with sole voting and dispositive power over such shares.

(8)
This information was obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004 by FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Management & Research Company is the beneficial owner of 6,286,180 shares. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 6,286,180 shares owned by the funds. The Board of Trustees for the funds has sole voting power over 6,286,180 shares. Fidelity Management Trust Company beneficially owns 595,200 shares. Edward C. Johnson 3d and FMR Corp, through its control of Fidelity Management Trust Company, each has sole dispositive power over 595,200 shares and sole power to vote or direct the voting of 511,400 shares. Strategic Advisers, Inc. is the beneficial owner of 640 shares. Fidelity International Limited is the beneficial owner of 567,600 shares with sole voting and dispositive rights over these shares.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table and footnotes provide information as of December 26, 2003, for shares of our common stock that may be issued under our existing equity compensation plans.

Equity Compensation Plan Information

					(c)
	(a)		(b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights($)
Equity compensation plans approved by security holders	10,935,599	(1)	19.40	(2)	10,998,149	(3)
Equity compensation plans not approved by security holders (4)	1,188	(4)		(5)	87,311
(1)
There were no outstanding purchase rights under the Storage Technology Corporation 1987 Employee Stock Purchase Plan ("ESPP"). Excludes purchase rights accruing under the ESPP. Includes: (a) 5,752 common stock equivalents payable in common stock over the next four years that were issued to employees with no exercise price or other consideration, and (b) 29,196 common stock equivalents issued to non-employee directors in lieu of cash compensation.

(2)
Calculation of the weighted-average exercise price does not include the 34,948 common stock equivalents described in footnote 1 above.

(3)
Includes 4,232,936 shares of common stock available for future issuance under the ESPP. Excludes 7,500,000 shares under the 2004 Plan being requested in Proposal 2. Includes 2,500,000 shares that will be cancelled upon stockholder approval of Proposal 2. (See "PROPOSAL 2. TO APPROVE THE 2004 LONG TERM INCENTIVE PLAN.")

(4)
Consists solely of common stock equivalents issued under the Storage Technology Corporation Deferred Compensation Plan, described below.

(5)
Weighted-average exercise price is not applicable to these shares because no additional consideration is due upon the distribution of the common stock.

STORAGE TECHNOLOGY CORPORATION DEFERRED COMPENSATION PLAN

The Storage Technology Corporation Deferred Compensation Plan ("Deferred Plan") allows certain outside directors and highly compensated employees to defer receipt of a portion of their cash compensation. In 2001, the Compensation Committee allowed a select group of participants a one-time irrevocable election to have all or a portion of their Deferred Plan accounts treated as if they were invested in our common stock. The number of shares of common stock credited to a participant's account was determined by dividing the dollar amount that the participant elected to have deemed to be invested by $16.51, the closing price of our common stock on May 22, 2001. Any deferred amounts deemed invested in common stock will be distributed to the participant in the form of common stock in accordance with the participant's distribution election.

EXECUTIVE OFFICERS

The following persons were serving as our executive officers as of April 2, 2004.

Name	Position	Age
Eula L. Adams	Vice President, Global Services	54
Jon H. Benson	Vice President and General Manager, Automated Tape Solutions	43
Pierre J. Cousin	Corporate Vice President, Research, Development, and Engineering	43
Angel P. Garcia	Corporate Vice President, International Operations	52
Roger C. Gaston	Corporate Vice President, Human Resources	48
Robert S. Kocol	Corporate Vice President and Chief Financial Officer	47
Patrick J. Martin	Chairman of the Board, President, and CEO	63
Michael R. McLay	Vice President, U.S./Canada Sales and Service, Global Channels, and Strategic Alliances	44
Roy G. Perry	Corporate Vice President, Global Supply Chain, Manufacturing, Logistics, and Quality Processes	47
Mark D. Roellig	Vice President, General Counsel and Secretary	48
Mark B. Ward	Vice President and General Manager, Information Lifecycle Management Solutions	39

Eula L. Adams
Vice President, Global Services, StorageTek, since 2004; Senior Executive Vice President and Business Unit President, First Data Corporation, an electronic commerce and payment services company, 1991 to 2003, including President, First Data Resources, 2000-2004; and President, First Data Merchant Services, 1997 to 2000.

Jon H. Benson
Vice President and General Manager, Automated Tape Solutions, StorageTek, since 2004; Vice President, Product Line Manager, Automated Tape Libraries, StorageTek, 2000 to 2004; Director, Library Products, StorageTek, 1998 to 2000; employed in other capacities, StorageTek, 1986 to 1998.

Pierre J. Cousin
Corporate Vice President, Research, Development, and Engineering, StorageTek, since 2003; Vice President and General Manager, Storage Networking Business Unit, 2002 to 2003; Vice President, Assistant to the Chairman, StorageTek, 2000 to 2001; General Manager, Southern Region, EAME and President, StorageTek France, 1997 to 2000; Vice President, Mid-End Servers, Bull Corporation, an information technology solutions group based in Europe, 1996 to 1997.

Angel P. Garcia
Corporate Vice President, International Operations, StorageTek, since 2004; Corporate Vice President, Global Services and International Operations, StorageTek, 2002 to 2004; Vice President, Growth Markets and Global Services, StorageTek, 2001 to 2002; Managing Director, IBM Chile, an information technology services company, 2000 to 2001; Vice President, Global Tele-Web Operations, Xerox Corporation, a document products and services company, 1999; Vice President, Marketing and Operations, U.S. Southern Operations, Xerox Corporation, 1997 to 1998.

Roger C. Gaston
Corporate Vice President, Human Resources, StorageTek, since 2001; Vice President, Human Resources, StorageTek, 2001; Senior Vice President, Human Resources, Toys "R" Us, an international retail toy store, 1996 to 2000.

Robert S. Kocol
Corporate Vice President and Chief Financial Officer, StorageTek, since 1998; Vice President of

Financial Planning and Operations, StorageTek, 1996 to 1998; other financial management positions at StorageTek, 1991 to 1996.

Patrick J. Martin
Chairman of the Board of Directors, President and CEO, StorageTek, since 2000; Corporate Senior Vice President/President, North American Solutions Group, Xerox Corporation, a document products and services company, 1999 to 2000; Corporate Senior Vice President/President, Developing Markets Operations, Xerox Corporation, 1998 to 1999; Corporate Vice President/President, Canadian and Americas Operations, Xerox Corporation, 1996 to 1998.

Michael R. McLay
Vice President, U.S./Canada Sales and Service, Global Channels, and Strategic Alliances, StorageTek, since 2000; Vice President and General Manager, Central U.S. and Canada, StorageTek, 1999 to 2000; President of StorageTek Canada, 1997 to 1999; Vice President, Business Development, StorageTek, 1996 to 1998.

Roy G. Perry
Corporate Vice President, Global Supply Chain, Manufacturing, Logistics, and Quality Processes, StorageTek, since 2002; Vice President, Global Supply Chain, Manufacturing, Logistics, and Quality Processes, 2001 to 2002; Vice President, Worldwide Manufacturing and Customer Experience, Dell Corporation, a computer systems company, 2001; Vice President for Home and Small Business Segment of the Americas, Dell Corporation, 1999 to 2001; Vice President of Dimension, Latitude, and Inspiron Manufacturing Operations, Dell Corporation, 1997 to 1999.

Mark D. Roellig
Vice President, General Counsel and Secretary, StorageTek, since 2002; Director, Secretary and consultant, Bulletin News Network Inc., a news aggregation service provider; 2000 to 2002; Executive Vice President, Public Policy, Human Resources & Law, Secretary and General Counsel for US WEST, Inc., a telecommunications company, 1998 to 2000.

Mark B. Ward
Vice President and General Manager, Information Lifecycle Management Solutions, StorageTek, since 2003; Managing Partner, Enterprise Ventures, a venture partnership to fund storage enterprises, 2002 to 2003; Chief Executive Officer, GiantLoop Networks, an optical storage networking software and services company, 2000 to 2002; Vice President, Global Marketing, Software, and Professional Services, EMC Corporation, a disk storage company, 1997 to 2000.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation earned by our CEO ("CEO") and our other four most highly compensated executive officers (based upon base salary plus bonus) who were serving as such as of December 26, 2003, (collectively with the CEO, the "Named Executive Officers") for each of the last three fiscal years in which such person was an executive officer of StorageTek.

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position (1)	Year	Salary ($) (2)	Bonus ($) (2)		Other Annual Compensation ($) (3)	Restricted Stock Awards ($) (4)	Securities Underlying Options (#)	All Other Compen- sation ($) (5)
Patrick J. Martin Chairman of the Board, President, and CEO	2003 2002 2001	960,769 811,538 800,000	5,300,000 0 1,070,000	(6) (6)	112,427 84,897 346,643	6,402,576 910,668 0	242,000 90,000 160,000	134,999 104,930 49,116
Angel P. Garcia Corporate Vice President, International Operations	2003 2002 2001	414,999 358,077 127,884	500,000 444,000 365,000		1,465 1,577 103	359,326 104,315 142,000	84,000 4,375 70,000	34,869 25,150 273
Robert S. Kocol Corporate Vice President and Chief Financial Officer	2003 2002 2001	345,000 309,615 293,462	430,000 375,000 206,790		— 1,811 351	608,308 636,019 0	69,600 14,500 58,000	36,351 33,105 26,728
Roy G. Perry Corporate Vice President, Global Supply Chain, Manufacturing, Logistics, and Quality Process	2003 2002 2001	335,000 293,077 98,653	410,000 325,000 159,375		— 149 32	292,600 84,954 1,041,750	68,400 3,563 207,000	27,852 20,251 1,233
Roger C. Gaston Corporate Vice President, Human Resources	2003 2002 2001	304,000 278,000 207,692	375,000 325,000 249,907		— 856 894	256,674 298,041 81,675	60,000 12,500 50,000	28,223 19,762 12,506
(1)
Messrs. Garcia, Perry and Gaston became executive officers of StorageTek during 2001.

(2)
Salary and bonus are reported in the year earned even if not actually paid until a subsequent year.

(3)
Other Annual Compensation includes required perquisite reporting and grossed-up reimbursements for the payment of certain taxes. In 2003, Mr. Martin received auto lease payments of $20,362 and financial services of $28,500. In 2002, Mr. Martin received an auto allowance of $18,168 and financial services of $15,000. In 2001, Mr. Martin received $138,159 related to his relocation to Colorado.

(4)
As of December 26, 2003, the aggregate number of restricted shares held by the Named Executive Officers and their fair market values were as follows: Mr. Martin, 342,334 shares at $8,661,050; Mr. Garcia, 24,615 shares at $622,760; Mr. Kocol, 48,817 shares at $1,235,070; Mr. Perry, 53,473 shares at $1,352,867; and Mr. Gaston, 24,793 shares at $627,263. The fair market value is based upon the December 26, 2003, closing price of $25.40 less any amount the individual may have paid for the restricted stock. The following restricted stock awards reported in the Summary Compensation Table will vest, in whole or in part, in under three years from the date of grant: Mr. Martin, 102,333 shares; Mr. Garcia, 30,708 shares; Mr. Kocol, 56,066 shares; Mr. Perry, 91,863 shares; and Mr. Gaston, 31,667 shares. These shares will vest in one-fourth increments on the first four anniversary dates of the date of grant. (See "EMPLOYMENT CONTRACTS, TERMINATION

  OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS.") A holder of shares of restricted stock has all the rights of a holder of shares of common stock, including the right to receive dividends, if any.

(5)
Amounts shown for 2003 include:

•
Premiums paid by StorageTek for life insurance: Mr. Martin, $65,661; Mr. Garcia, $10,386; Mr. Kocol, $5,474; Mr. Perry, $5,416; and Mr. Gaston, $4,906. Each of the named executives is entitled to 100 percent of the cash surrender value of their individual policies.

•
Preferential interest (that portion of interest that is at above-market rates under the rules of the Securities and Exchange Commission) earned on deferred compensation: Mr. Martin, $29,530; Mr. Garcia, $3,733; Mr. Kocol, $13,627; Mr. Perry, $5,686; and Mr. Gaston, $8,117

•
Matching contributions made by StorageTek during fiscal year 2003 to StorageTek's 401(k) plan: Mr. Martin, $3,269; Mr. Garcia, $8,665; Mr. Kocol, $8,648; Mr. Perry, $8,602; and Mr. Gaston, $8,628

•
Matching contributions made by StorageTek during fiscal year 2003 to StorageTek's deferred compensation plan: Mr. Martin, $36,539; Mr. Garcia, $12,085; Mr. Kocol, $8,602; Mr. Perry, $8,148; and Mr. Gaston, $6,572

(6)
Mr. Martin received a bonus of $3,300,000 for 2003 under StorageTek's Management by Objectives Bonus Plan. In March 2003, the Board approved the payment of a $2,000,000 extension bonus to him as part of the consideration for entering into an amended and restated employment agreement that extended the agreement's term by two years. Mr. Martin did not receive a bonus for 2002 under StorageTek's Management by Objectives Bonus Plan.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information regarding stock options to purchase shares of common stock granted to the Named Executive Officers during the fiscal year ended December 26, 2003.

Individual Grants
Name	Number of Securities Underlying Options (1)	% of Total Options Granted to Employees in Fiscal Year 2003	Exercise Price ($/share)	Expiration Date	Grant Date Present Value ($) (2)
Patrick J. Martin	192,000	5.6	22.03	02/10/2013	2,156,160
Patrick J. Martin	50,000	1.5	22.99	03/05/2013	580,500
Angel P. Garcia	84,000	2.5	22.03	02/10/2013	943,320
Robert S. Kocol	69,600	2.0	22.03	02/10/2013	781,608
Roy G. Perry	68,400	2.0	22.03	02/10/2013	768,132
Roger C. Gaston	60,000	1.8	22.03	02/10/2013	673,800
(1)
The non-qualified stock options described in the table above were granted under StorageTek's Amended and Restated 1995 Equity Participation Plan (the "1995 Plan"). The exercise price is equal to the fair market value per share of the common stock on the grant date, as defined in the 1995 Plan. The stock options vest in equal increments (25 percent per year) on each of the first four anniversaries of the grant date. Vesting is accelerated upon the occurrence of certain events. (See "EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS.")

(2)
Grant date present value is calculated using the Black-Scholes option pricing model. The assumptions used to value Mr. Martin's stock option grant for 50,000 shares, which was made on March 5, 2003 and expires March 5, 2013, are: (a) expected life of option, four years; (b) expected volatility, 64.56 percent; (c) dividend yield, 0.0 percent; and (d) risk-free rate of return, 2.29 percent. All other grants listed in the table were granted on February 10, 2003 and expire on February 10, 2013. The assumptions used to value these grants are: (a) expected life of option, four years; (b) expected volatility, 64.64 percent; (c) dividend yield, 0.0 percent; and (d) risk-free rate of return, 2.7 percent. Forfeitures were not a factor in the valuation. The Black-Scholes option pricing model is one of the Securities and Exchange Commission's accepted methods of calculating grant date value and does not represent our estimate or projection of future stock prices.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUE TABLE

The following table sets forth information regarding stock options exercised by the Named Executive Officers during the fiscal year ended December 26, 2003, and options held by them at fiscal year-end 2003.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)
					Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (1)
	Shares Acquired on Exercise(#)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick J. Martin	382,814	5,309,936	707,186	402,000	9,339,810	2,237,140
Angel P. Garcia	23,750	295,900	12,343	122,282	130,002	687,353
Robert S. Kocol	30,000	423,994	101,580	157,488	225,463	711,006
Roy G. Perry	45,000	573,507	59,390	174,573	668,820	1,415,453
Roger C. Gaston	15,000	192,164	13,125	94,375	136,788	546,513
(1)
The value of unexercised in-the-money options is calculated based upon the market value of the underlying securities on December 26, 2003, minus the exercise price. The market value of the StorageTek common stock on December 26, 2003, was $25.40 per share.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

Amended and Restated CEO Employment Agreement with Patrick J. Martin

On March 27, 2003, StorageTek and Mr. Martin entered into an amended and restated CEO employment agreement that, among other things, extended the term of his employment by two years until June 30, 2006. Pursuant to its terms, Mr. Martin is entitled to: (a) an annual base salary of $1,000,000, subject to increase by the Board; (b) a cash bonus potential of up to 350 percent of base salary, depending upon company performance; (c) other benefits and perquisites, which are provided on a tax grossed-up basis; and (d) certain benefits upon termination. Upon execution of the amended employment agreement, StorageTek paid Mr. Martin a $2,000,000 extension bonus and granted him 250,000 shares of restricted stock that will vest upon the earliest of his retirement, involuntary termination, death, or a change in control.

Upon Mr. Martin's retirement, involuntary termination, death, or a change in control, all of his stock options and shares of restricted stock will vest and he will have the originally scheduled terms to exercise stock options. Upon retirement, involuntary termination or death, Mr. Martin is entitled to relocation costs, grossed up for taxes, along with reimbursement for the loss, if any, on the sale of his then-principal residence, lifetime medical benefits for himself and his spouse, and life insurance benefits for 24 months after termination. Upon an involuntary termination, Mr. Martin is entitled to additional severance benefits, including: (a) two times salary and two times target bonus (three times if following a change in control); (b) any unpaid awards under StorageTek's Leveraged Equity Acquisition Program (LEAP), or an equivalent replacement program, based upon prior year's performance; and (c) a prorated LEAP, or other equivalent replacement program, award at target performance for the current year. Mr. Martin also will be eligible to receive a tax gross-up payment if any amounts received are deemed to be excess parachute payments subject to an excise tax. The agreement also contains a two-year non-compete, non-solicitation period after an involuntary termination or retirement. Upon a voluntary termination by Mr. Martin or if StorageTek terminates Mr. Martin for cause, Mr. Martin will receive compensation only through the date of termination and Mr. Martin will have 180 days to exercise his vested stock options.

Involuntary termination means termination: (a) by StorageTek for reasons other than cause; (b) due to disability; (c) during 24 months following a change of control for reasons other than cause, including voluntary termination; (d) following the relocation of Mr. Martin's job, reduction of his salary or target bonus, or a significant reduction of his duties and authorities, without his consent; or (e) following any action by StorageTek that could substantially diminish the aggregate value of benefits provided to Mr. Martin.

Change in control means the occurrence of any of the following events: (a) the acquisition of 35 percent or more of the total voting power represented by StorageTek's then-outstanding voting securities; (b) a change in the majority of the Board as defined in the agreement; (c) a merger or consolidation, unless StorageTek's stockholders own at least 51 percent of the total voting power of the surviving entity; (d) the approval by the StorageTek stockholders of a plan of complete liquidation of the company, or (e) the approval and closing of a sale or disposition by StorageTek of all or substantially all the company's assets.

Cause means the conviction of a felony involving moral turpitude or fraud against StorageTek; or willful gross neglect or willful gross misconduct in carrying out the duties described in Mr. Martin's agreement, resulting in material economic harm to StorageTek.

Under the agreement, StorageTek indemnifies Mr. Martin to the fullest extent permitted by law against liability arising out of the fact that he is or was a director or officer of StorageTek. StorageTek will also indemnify Mr. Martin for certain losses, if any, in connection with benefits under certain company benefit plans.

Executive Agreements

In February 2003, StorageTek entered into executive agreements with Messrs. Garcia, Gaston, Kocol and Perry with a three-year rolling term. Each executive agreement provides for severance and certain other benefits in the event of a change in control. If the executive officer's employment is terminated (other than for cause) or the executive officer terminates for good reason, in each case within two years after a change in control, the executive officer is entitled to receive the following: (a) two times current annual salary plus two times the current target bonus; (b) a prorated target bonus for the current year and any unpaid bonus based upon the prior year's performance; (c) a continuation of the executive officer's benefits and perquisites, including health and life insurance, for 24 months; (d) a lump sum cash payment equal to 24 months of company matching contributions to 401(k) and deferred compensation plans, based upon the executive officer's current level of participation in such plans; (e) any unpaid awards under LEAP, or an equivalent replacement program, based upon the prior year's performance; (f) a prorated LEAP, or other equivalent replacement program, award at target performance for the current year; and (g) accelerated vesting of all outstanding stock options and restricted stock, and a 90-day period after termination to exercise stock options. The executive officer also will be eligible to receive a tax gross-up payment if any amounts received are deemed to be excess parachute payments subject to an excise tax. Each executive agreement contains a 12-month non-compete and an 18-month non-solicitation period after termination.

Change in control means the occurrence of any of the following events: (a) the acquisition of 35 percent or more of the total voting power represented by StorageTek's then-outstanding voting securities; (b) a change in the majority of the Board as defined in the agreement; (c) a merger or consolidation, unless StorageTek's stockholders own more than 50 percent of the total voting power of the surviving entity after the merger, there is no change in the majority of the Board, and no one stockholder owns more than 20 percent of the outstanding voting securities as a result of the merger; (d) the sale of all or substantially all of StorageTek's assets; or (e) approval by the StorageTek stockholders of a plan of complete liquidation or dissolution of the company. Cause means willful and continued failure to attempt to perform substantially one's duties or willful misconduct that is materially injurious to StorageTek. Good reason means a substantial diminution of duties, a material reduction in compensation including benefit and incentive plans, or more than one relocation.

Severance Agreements

StorageTek has entered into severance agreements with Messrs. Garcia, Gaston, and Kocol relating to involuntary terminations other than after a change in control. Under the terms of the severance agreement, upon an involuntary termination, the executive officer will be paid a lump-sum cash severance payment equal to one times the executive officer's base salary, plus one times the executive officer's target bonus, plus three months of group health benefits premiums. Except for equity awarded under LEAP and certain other specifically identified equity awards, upon an involuntary termination, Messrs. Garcia and Gaston are entitled to accelerated vesting of restricted stock. Mr. Kocol's agreement does not include provisions for accelerated vesting of restricted stock in the event of an involuntary termination. Each severance agreement also contains a 12-month non-compete and an 18-month non-solicitation period after termination. Payment of any severance is contingent upon the executive officer executing a settlement and release agreement.

Involuntary termination generally means termination by StorageTek for reasons other than cause or a material reduction in the executive officer's base salary and target bonus opportunity. Involuntary termination generally does not include voluntary termination, retirement, death or disability. Cause generally means: (a) failure to perform duties and responsibilities as an employee of the company; (b) negligence or dishonesty in the performance of duties; or (c) engaging in conduct that materially injures the company or conflicts with its interests.

Other Agreements

In July 2001, StorageTek and Mr. Kocol entered into a Restricted Stock Award Agreement under which Mr. Kocol has the opportunity to earn restricted stock awards during the period 2002 to 2004 of up to 14,500 shares per year, with the actual amount awarded to be based upon StorageTek's performance.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

During 2003, the following persons served as members of the Compensation Committee: Messrs. Adams, Foster, Kerr, and Lee, and William Armstrong, a former director who retired from the Board in February 2003. None of these individuals is, or has ever been, an employee or an officer of StorageTek. There were no "Compensation Committee Interlocks" during fiscal 2003.

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

All members of the Human Resources and Compensation Committee (the "Compensation Committee") of StorageTek's Board of Directors are independent, outside directors who have never served as officers of StorageTek.

I. Guiding Principles for Executive Compensation

  •
  Pay for achievement of results based upon StorageTek and individual performance

  •
  Compensate competitively to attract, motivate and retain qualified executive officers

  •
  Use equity programs to align compensation of executive officers with stockholder interests

  •
  Provide total compensation consisting of fixed and at-risk elements

II. Total Compensation

Total compensation consists of fixed compensation and at-risk compensation. Fixed compensation consists of base salary, benefits and perquisites. At-risk compensation consists of cash bonuses, stock options and restricted stock.

For 2003, the Compensation Committee generally sought to pay annual cash compensation (base salary and at-risk annual bonus) at the 50th percentile of the annual cash compensation paid by a comparator group. Because the annual bonus was based upon performance, the actual annual cash compensation earned varied from this. The comparator group (the "Comparator Group") consisted of approximately 20 companies either in the computer peripheral industry, in the same geographic location as StorageTek or with whom StorageTek competes for executive talent. Certain companies in the Comparator Group were used in the peer group for the stock price performance graph in this Proxy Statement under the caption "Performance Graph."

  A. Fixed Compensation

In February 2003, the Compensation Committee approved annual salary increases for executive officers based upon individual performance, market-competitive cash compensation levels for the position and potential for future responsibility and promotion. One executive officer who was promoted from vice president to corporate vice president in December 2003 received an increase in salary to reflect the promotion.

Executive officers may participate in the benefit programs generally made available to salaried employees and receive additional company-paid benefits and perquisites offered only to executive officers.

  B. At-Risk Compensation

        1. Bonus

The Compensation Committee believes that, in order to reinforce the importance of the attainment of StorageTek's corporate goals and the executive officer's individual goals, a substantial portion of the annual compensation for each executive officer should be in the form of at-risk compensation.

In 1999, StorageTek's stockholders approved a Management by Objectives Bonus Plan ("MBO Plan"). The MBO Plan provides executive officers an opportunity for an annual bonus based upon corporate and individual performance goals. The Compensation Committee determined that there would be three award levels for the 2003 MBO Plan: threshold, target and stretch (with the opportunity to prorate between levels); and that the performance metrics for funding the 2003 MBO Plan bonus pool would be net after tax income and return on assets. For 2003, the Compensation Committee also had discretion to increase or decrease the entire MBO bonus pool funding by up to 20 percent based upon relative peer performance.

Actual performance by StorageTek for 2003 exceeded the stretch level for net after tax income and return on assets. The Compensation Committee approved a 2003 MBO Plan bonus pool at stretch. In addition, in determining the 2003 MBO Plan bonus pool, the Compensation Committee used its discretion to increase the entire MBO bonus pool by 15 percent. The rationale to increase the bonus pool was primarily based upon StorageTek's one- and two-year performance compared to the Comparator Group, considering growth in earnings per share, net income, revenue, cash flow from operations, operating income, pretax income, return on assets, return on equity and share price.

The Compensation Committee, based upon a recommendation from the CEO, determined the cash MBO Plan bonuses paid to the executive officers (other than for the CEO) from the 2003 MBO Plan bonus pool. In making those determinations, the Compensation Committee and the CEO equally considered corporate performance, business unit performance and individual performance. MBO Plan bonuses for the current executive officers who served during 2003, excluding the CEO, ranged from approximately 90 percent to 120 percent of base salary.

        2. Equity Incentives

In 2001, StorageTek implemented the Leveraged Equity Acquisition Program ("LEAP"). LEAP is an equity incentive program that rewards key employees who own and hold a required amount of common stock with annual stock option and/or restricted stock awards. The size of the annual stock option and restricted stock awards is based upon specified levels of basic earnings per share. LEAP was designed to more closely align executive compensation with stockholder interests, to provide each executive officer with an incentive to manage StorageTek from the perspective of an owner with an equity stake in the business and to increase the at-risk portion of total compensation during the three-year duration of the program. All individuals who were executive officers at the end of fiscal year 2003 (including the CEO) participated in LEAP.

To participate in LEAP, each executive officer is required to own, within one year of enrollment, a total number of shares of common stock equal to annual base salary divided by the price per share of common stock on the enrollment date. These shares must continue to be held for the three-year duration of LEAP. Restricted stock granted on or before the end of the first year of enrollment and other shares of common stock the executive officer beneficially owns count toward the share ownership requirement. The LEAP share ownership requirement substantially exceeds the minimum ownership guidelines for executive officers previously established by the Compensation Committee.

Upon enrollment in LEAP, each participating executive officer received initial stock options equal to annual base salary at enrollment divided by five. Annual LEAP grants thereafter are based upon a formula using the company's earnings per share as the performance metric and include threshold, target and stretch levels. Actual performance by StorageTek for 2003 exceeded the stretch level. In February 2004, the Compensation Committee approved LEAP grants for 2003 performance to executive officers at stretch. Actual awards were based upon the executive officer's base salary at the time he or she commenced participation in LEAP.

In addition, during 2003, the Compensation Committee granted restricted stock to one executive officer based upon the terms of his contract.

III. CEO Compensation

The compensation of our CEO, Patrick J. Martin, consists of the same elements of fixed compensation and at-risk compensation available to other executive officers. In March 2003, the Board, based upon a recommendation from the Compensation Committee, approved an increase in the CEO's annual base salary based upon: (a) market competitive cash compensation levels for the position; (b) the improvement in StorageTek's financial performance and stockholder value relative to the performance of its competitors and StorageTek's performance in prior years; and (c) the CEO's leadership abilities.

Under the Amended and Restated CEO Employment Agreement with Mr. Martin, there are three award levels for his bonus: target (100 percent of base salary), stretch (200 percent of base salary) and ultrastretch (350 percent of base salary). The 2003 performance metrics for the CEO bonus were the same as the performance metrics for the other executive officers, net after tax income and return on assets. Actual performance for 2003 was between the stretch and ultrastretch levels. The Compensation Committee approved a bonus to Mr. Martin of $3,300,000, composed of three components: (a) a $2,500,000 bonus, based upon corporate performance prorated between stretch and ultrastretch; (b) a $375,000 bonus based upon StorageTek's two-year improvement against the Comparator Group (considering growth in earnings per share, net income, revenue, cash flow from operations, operating income, pretax income, return on assets, return on equity and share price); and (c) a $425,000 bonus based upon the CEO's individual performance and leadership. Based upon these same factors, at the same time, the Board also granted the CEO 50,000 stock options.

In February 2004, the Compensation Committee granted the CEO 200,000 stock options and 40,000 shares of restricted stock as a result of his participation in LEAP at the same stretch level as the other executive officers. In March 2003, the Board approved a $2,000,000 extension bonus to the CEO and the award of 250,000 shares of restricted stock as part of the consideration for entering into an amended and restated employment agreement that extended the agreement's term by two years.

THE HUMAN RESOURCES AND
COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

Robert E. Lee, Chairman
William T. Kerr
Charles E. Foster

PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on StorageTek's common stock during the five years ended on December 31, 2003, with the cumulative total return on the S&P 500 Index and the S&P 500 Computers and Peripherals Index.

The comparison assumes $100 was invested on December 31, 1998, in StorageTek common stock and in each of the indices and assumes reinvestment of dividends, if any. Note that historic stock price is not necessarily indicative of future stock price performance. The Performance Graph is expressly excluded from incorporation by reference into any filings with the Securities and Exchange Commission.

Data Points

	1998	1999	2000	2001	2002	2003
Storage Technology Corporation	100	52	25	58	60	72
S&P 500 Index	100	121	110	97	76	97
S&P 500 Computers and Peripherals Index	100	155	114	88	61	80

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEBTEDNESS OF MANAGEMENT

In May 2001, StorageTek provided two loans to Michael R. McLay, our Vice President, U.S./Canada Sales and Service, Global Channels and Strategic Alliances. The loans were provided to Mr. McLay to assist in his relocation to Colorado. One of the loans has a principal amount of $390,000 and the other a principal amount of $160,000. Interest is due annually and accrues on each loan at the rate of 4.63 percent per annum on the outstanding principal amounts. The principal on the loans is due on the earliest of: (a) May 10, 2004; (b) his termination as an employee of StorageTek; and (c) for the $390,000 loan, the sale of his home in Canada. During fiscal year 2003, the largest aggregate outstanding principal amount on the loans was $550,000, which was also the aggregate principal amount outstanding at fiscal year end.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and Section 16 officers to file reports with the Securities and Exchange Commission of ownership and changes in ownership in StorageTek's securities. Based upon our review of the reporting forms that were filed with the Securities and Exchange Commission and written representations that we received from officers and directors that no Form 5 reports were required to be filed by those persons, we believe that all filing requirements applicable to the directors, officers and greater than 10 percent stockholders were complied with in a timely manner for 2003, except for one report required by one officer. Jill F. Kenney sold a fractional share of common stock in conjunction with transferring shares from one broker account to another. In February 2004, this was reported as a late transaction on a Form 5. Ms. Kenney is no longer an employee of StorageTek.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of Storage Technology Corporation (the "Audit Committee") has reviewed and discussed with management the company's audited consolidated financial statements for the fiscal year ended December 26, 2003 (the "2003 Financial Statements").

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the company's independent accountants ("PwC"), the matters required to be discussed by Statement on Auditing Standards 61.

The Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with PwC its independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited 2003 Financial Statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 26, 2003, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Richard C. Steadman, Chairman
James R. Adams
Mercedes Johnson
Dennis H. Jones
Robert E. La Blanc
Judy C. Odom

INDEPENDENT ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP ("PwC") served as StorageTek's independent accountants for the fiscal year ended December 26, 2003. The Audit Committee of the Board of Directors has approved the engagement of PwC to serve as independent accountants for the fiscal year ending December 31, 2004.

A representative of PwC is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. Although PwC has indicated that no statement will be made, an opportunity for a statement will be provided.

Independent Accountants Fees and Services

	Fees for Fiscal Year Ended December 26, 2003	Fees for Fiscal Year Ended December 27, 2002
Audit Fees (1)	$1,500,000	$1,330,000
Audit-Related Fees (2)	203,000	280,000
Tax Fees (3)	367,000	340,000
All Other Fees (4)	14,000	565,000

Total	$2,084,000	$2,515,000
(1)
The Audit Fees were for professional services rendered for the audits of our consolidated financial statements and statutory and subsidiary audits, and assistance with the review of documents filed with the Securities and Exchange Commission.

(2)
The Audit-Related Fees were for assurance and related services associated with employee benefit plan audits and consultations concerning financial accounting and reporting standards.

(3)
Tax Fees were for services related to tax compliance, including the preparation of tax returns and claims for refund; tax planning and tax advice, including assistance with and representation in tax audits and appeals and requests for rulings or technical advice from tax authorities; and tax return services for expatriate employees.

(4)
For 2003, All Other Fees were for training, seminars and access to a research database. For 2002, All Other Fees were principally for support of internal audit, and also included access to a research database.

The Audit Committee is responsible for directly retaining and evaluating our independent accountants and approving the engagement terms and fees. The independent accountants report directly to the Audit Committee. The Audit Committee has a policy to pre-approve all services of the independent accountants on a case-by-case basis. The Audit Committee has not waived its pre-approval policy in any situation for any services provided after May 6, 2003, the effective date of regulations regarding the approval of independent accountants' fees. In approving the non-audit fees, the Audit Committee considered whether such fees are compatible with the accountants' independence.

OTHER MATTERS

StorageTek has not received notice from any stockholder to present a proposal from the floor of the Annual Meeting and StorageTek does not know of any other matters that will be presented at the Annual Meeting. If any other business matters properly come before the Annual Meeting for consideration, the proxy holders intend to use their discretionary voting authority in accordance with their judgment.

DEADLINES FOR STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

If you want to present a proposal at the 2005 Annual Meeting and want to have that proposal considered for inclusion in StorageTek's Proxy Statement, you must notify StorageTek in writing before December 13, 2004.

If you wish to present a matter at the 2005 Annual Meeting that you do not wish to have included in the Proxy Statement, you must notify StorageTek (by mail or personal delivery of notice) after January 12, 2005, but before February 11, 2005. If you give notice outside this period, you will not be permitted to present the proposal at the 2005 Annual Meeting. You must include in your notice a brief description of the business and reason for conducting such business at the 2005 Annual Meeting; your name and address (or the registered holder's); the number of shares of StorageTek common stock that you (or the registered holder) own; and any material interest you have in the proposal you are making.

BY ORDER OF THE BOARD OF DIRECTORS

Mark Roellig
Vice President, General Counsel and Secretary

Louisville, Colorado
April 12, 2004

Appendix A

STORAGE TECHNOLOGY CORPORATION

Audit Committee Charter
Adopted July 10, 2003

Purpose

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Storage Technology Corporation (the "Corporation") is:

  •
  to assist Board oversight of: the integrity of the Corporation's financial statements; the Corporation's compliance with legal and regulatory requirements; the independent auditor's qualifications and independence; and the performance of the Corporation's internal audit function and independent auditors.

  •
  to prepare the report that SEC rules require be included in the Corporation's annual proxy statement.

Membership

The Committee shall be composed of at least three Directors from the Board, each of whom shall be independent, as that term is defined from time-to-time by applicable laws, rules, regulations and standards. In addition, each member shall be financially literate, as that qualification is interpreted by the Board in its business judgment and at least one of the members shall have accounting or related financial management expertise, as such qualification is interpreted by the Board in its business judgment.

Members of the Committee shall be elected annually by the Board at the Annual Meeting of the Board, held in connection with the Corporation's Annual Meeting of Stockholders. The Board shall designate one member of the Committee as the Chair.

A Committee member may be removed by the Board at any time, with or without prior notice and with or without cause. The Board shall have the authority to create and fill vacancies on the Committee.

Members of the Audit Committee may not receive any compensation from the Corporation for services as a consultant or a legal or financial advisor, regardless of amount.

Goals and Responsibilities

The goals and responsibilities of the Committee are:

  •
  to directly appoint, retain, compensate, evaluate and terminate the Corporation's auditors (who must report directly to the Committee) and approve the audit engagement terms and fees.

  •
  to pre-approve all non-audit work by the independent auditor either directly or under pre-approval policies and procedures adopted by the Committee that comply with all applicable laws, rules, regulations and standards.

  •
  to be directly responsible for the oversight of the independent auditors, including the resolution of disagreements between management and the independent auditor.

  •
  to ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement setting forth all relationships between the independent auditors and the Corporation; to discuss with the independent auditors their objectivity and independence in light of any non-audit relationships, including the matters required to be discussed by Statement on

    Accounting Standard No. 61; and to take such actions to satisfy the Committee of the independent auditors' independence.

  •
  at least annually, to obtain and review a report from the independent auditor describing the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues.

  •
  to review and discuss with management, the Corporation's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q:

  –
  the annual audited financial statements and quarterly financial statements;

  –
  the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

  –
  any comments from or recommendations by the independent auditors regarding such statements;

  –
  any material proposed changes in the Corporation's accounting principles;

  –
  any significant comments received by the Corporation from the SEC regarding accounting matters; and

  –
  the accounting treatment of transactions, if any, that senior management deems to be unusual.

  •
  to review and discuss with the independent auditor, the Corporation's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q:

  –
  the annual audited financial statements and quarterly financial statements;

  –
  any comments or recommendations of the independent auditors;

  –
  any difficulties encountered by the independent auditors in performing the audit or obtaining the information necessary to perform its audit and management's response;

  –
  any significant disagreements between the independent auditors and management;

  –
  the independent auditors' judgments about the quality, not just the acceptability, of the accounting principles used by the Corporation; and

  –
  the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".

  •
  to review:

  –
  major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies;

  –
  analyses prepared by managements and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

  –
  the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation.

  •
  to discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

  •
  to review the scope of the internal audit department's audit plan, its budget and staffing; to review the adequacy of the Corporation's internal financial reporting and auditing processes, including meeting periodically with the Corporation's management and independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Corporation's periodic filings and the attestations or reports by the independent auditors relating to such disclosure.

  •
  to discuss generally the Corporation's guidelines and policies to govern the process by which risk assessment and risk management is undertaken.

  •
  to meet separately, periodically, with management, with internal auditors and with independent auditors.

  •
  to set clear hiring policies for employees or former employees of the independent auditors.

  •
  to establish procedures for receiving, retaining and treating complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  •
  to conduct an annual performance evaluation of the Committee.

  •
  to review this Charter annually to ensure its adequacy and applicability, and, when appropriate, to recommend to the Board changes to this Charter.

Operations

The Committee shall meet at least once a quarter, with such additional meetings as the Chair deems appropriate.

The Chair, or his/her designee, shall report orally to the Board on the results of each Committee meeting at the next regularly scheduled Board meeting or as soon as practical thereafter.

The Committee shall have the authority to retain, without seeking Board approval, outside legal, accounting or other advisors and experts, as the Committee deems necessary or appropriate to carry out its duties. The Committee shall receive appropriate funding from the Corporation, as determined by the Committee, for payment of compensation to such advisors and experts.

On or before the date required pursuant to applicable laws, rules, regulations and standards, the Committee's Charter shall be published on the Corporation's website.

Appendix B

STORAGE TECHNOLOGY CORPORATION
2004 LONG TERM INCENTIVE PLAN

ARTICLE I
INTRODUCTION

        1.1   Establishment. Storage Technology Corporation (the "Company") has adopted the Storage Technology Corporation Long Term Incentive Plan (the "Plan"), effective as provided in Section 21.1.

        1.2   Purpose. The purpose of the Plan is to provide employees, directors and consultants selected for participation in the Plan with added incentives to continue in the service of the Company and its affiliates and to create in such employees, directors and consultants a more direct interest in the future success of the operations of the Company and its affiliated corporations by relating incentive compensation to the achievement of long-term corporate economic objectives. The Plan is also designed to attract employees, directors and consultants and to retain and motivate participating employees, directors and consultants by providing an opportunity for equity investment in the Company.

        1.3   No Effect on Other Options. The provisions of the Plan shall have no effect on options granted pursuant to other plans of the Company, which shall be governed by the terms and provisions of the agreements and the plans governing such grants, as applicable.

ARTICLE II
DEFINITIONS

        2.1   Definitions. The following terms shall have the meanings set forth below:

        (a)   "Affiliated Corporation" means any corporation that is either a parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Internal Revenue Code).

        (b)   "Award" means a Stock Option, a Restricted Stock award, a Performance Award, a Dividend Equivalent award, a Restricted Stock Unit award, a Common Stock Equivalent award, a Stock Award, a Stock Appreciation Right, or any other award established pursuant to the Plan that may be awarded or granted under the Plan (collectively, "Awards").

        (c)   "Award Agreement" means a written agreement executed by an authorized officer of the Company (and, if required, by the Participant) which shall contain such terms and conditions with respect to an Award as the Committee shall determine, consistent with the Plan.

        (d)   "Board" means the Board of Directors of the Company.

        (e)   "Bonus Payment" means a payment to a Participant pursuant to a Bonus Plan of the Company, which payment may be made either in cash, shares of Common Stock, Restricted Stock, Restricted Stock Units, Stock Options, other forms of Award established under this Plan, or in any combination of the foregoing, as determined in accordance with the provisions of Article XII.

        (f)    "Bonus Plan" means a performance-based bonus plan of the Company (including, without limitation, the Company's Management By Objective Plan), as established by the Board or the Committee from time to time, pursuant to which Bonus Payments are made from time to time in the manner and under the conditions established by the Board or the Committee.

        (g)   "Cause" means performance or conduct problems resulting in termination of employment, as determined in the sole discretion of the Company or Affiliated Corporation.

        (h)   "Change in Control" means the occurrence of any of the following events:

          (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-Outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any company controlled by, controlling or under common control with the Company or (IV) any acquisition by any corporation pursuant to a transaction that complies with Sections (iii)(A), (iii)(B) and (iii)(C) of this definition;

          (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

          (iii) consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

          (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

        (i)    "Committee" means a committee designated by the Board to administer the Plan, which committee shall be comprised of two or more persons each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code. Committee members shall also be appointed in such a manner as to satisfy applicable laws and stock exchange requirements.

        (j)    "Common Stock" means the Company's $.10 par value voting common stock.

        (k)   "Common Stock Equivalent" means a right to receive Common Stock in the future that may be granted to a Participant pursuant to Article IX in lieu of a current issuance of Common Stock, subject to certain conditions and limitations imposed in accordance with Article IX.

        (l)    "Consultant" means a consultant or adviser to the Company, or any Affiliated Corporation, or any division thereof, if (i) the consultant or adviser renders bona fide services to the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

        (m)  "Director" means a member of the Board.

        (n)   "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 12.2 of the Plan.

        (o)   "Effective Date" means the effective date of the 2004 Plan, as set forth in Section 21.1 hereof.

        (p)   "Eligible Employees" means those Employees designated as eligible to participate in the Plan by the Committee.

        (q)   "Employee" means a natural person who is deemed an employee (including, without limitation, an officer or director who is also an employee, or a person who would be deemed an employee if such person were subject to U.S. income taxes) of the Company, or any Affiliated Corporation, in accordance with the rules contained in Section 3401(c) of the Internal Revenue Code and the regulations thereunder.

        (r)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (s)   "Fair Market Value" means with respect to Common Stock, as of any date, the closing price of a share of Common Stock on the New York Stock Exchange for the last trading day prior to that date. If no such prices are reported, then Fair Market Value shall mean the average of the high and low sale prices for the Common Stock (or if no sale prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by Nasdaq or a quotation system of general circulation to brokers and dealers; provided, however, that with respect to same day sales occurring under Section 6.1(c)(ii)(B) of the Plan, Fair Market Value shall mean the per share price actually paid for shares of Common Stock in connection with such sale.

        (t)    "Incentive Stock Option" means the right to purchase Common Stock granted to an Employee pursuant to Section 6.2, which constitutes an incentive stock option within the meaning of Section 422 of the Internal Revenue Code, and which may not be issued with related Stock Appreciation Rights.

        (u)   "Internal Revenue Code" means the Internal Revenue Code of 1986, and the regulations thereunder, each as in effect from time to time.

        (v)   "Non-Employee Director" means a Director who is not an Employee.

        (w)  "Non-Qualified Option" means a right to purchase Common Stock granted to a Participant pursuant to Section 6.3, which does not qualify as an Incentive Stock Option or which is designated as a Non-Qualified Option, and which may or may not be issued with related Stock Appreciation Rights.

        (x)   "Participant" means an Eligible Employee, Director or Consultant designated by the Committee from time to time during the term of the Plan to receive one or more Awards provided under the Plan.

        (y)   "Performance Award" shall mean a bonus that is paid in cash, Common Stock, in the form of an Award provided for under the Plan or any combination thereof that is awarded under Article XI of the Plan.

        (z)   "Performance Criteria" means any measurable criteria using an approach, such as balanced score card, which is tied to the Company's success that the Committee may determine, including but not limited to, net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, total shareholder return, cash flow, earnings or earnings per share, growth in earnings or earnings per share, return on equity, stock price, return on equity or average stockholders' equity, total stockholder return, return on capital, return on assets or net assets, return on investment, revenue, income or net income, operating income or net operating income, operating profit or net operating profit, operating margin, return on operating revenue, market share, overhead or other expense reduction, credit rating, strategic plan development and implementation, succession plan development and implementation, customer satisfaction indicators, and/or employee metrics. These criteria may be measured on an absolute basis or relative to a peer group or index and can be measured at the corporate or business unit level. The Committee is authorized to make adjustments in the method of calculating attainment of Performance Criteria in recognition of: (i) extraordinary or non-recurring items, (ii) changes in tax laws, (iii) changes in generally accepted accounting principles or changes in accounting policies, (iv) charges related to restructured or discontinued operations, (v) restatement of prior period financial results, and (vi) any other unusual, non-recurring gain or loss that is separately identified and quantified in the Company's financial statements.

        (aa) "Restricted Stock Award" means an award of shares of Common Stock granted to a Participant pursuant to Section 8.1 that is subject to certain restrictions imposed in accordance with the provisions of such Section.

        (bb) "Restricted Stock Unit" means an award denominated in shares of Common Stock that represents the right to receive payment for the value of such shares pursuant to Section 8.2.

        (cc) "Rule 16" and subsections thereof mean Rule 16b and the relevant subsections promulgated under the Exchange Act, as such Rule may be amended from time to time.

        (dd) "Section 162(m) Participant" means an Employee who is determined by the Committee to be, or likely to be, a "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code.

        (ee) "Stock Appreciation Right" means a Tandem Stock Appreciation Right or an Independent Stock Appreciation Right granted to a Participant pursuant to Article VII to receive payment from the Company equal to the difference between the Fair Market Value of one or more shares of Common Stock, whether or not subject to a Stock Option, and the exercise price of such shares under the terms of such Stock Appreciation Right.

        (ff)  "Stock Option" means an Incentive Stock Option or a Non-Qualified Option.

        (gg) "Stock Award" means an award that represents the right to receive shares of Common Stock pursuant to Article X.

        2.2   Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

ARTICLE III
PLAN ADMINISTRATION

        3.1   Administration Generally. The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee, in its sole discretion:

        (a)   shall select the Participants from Eligible Employees, Directors and Consultants;

        (b)   shall determine the number of shares of Common Stock to be subject to Awards granted pursuant to the Plan;

        (c)   shall determine the number of shares of Common Stock or Common Stock Equivalents to be issued as Bonus Payments;

        (d)   shall determine the time at which such Awards and payments are to be granted;

        (e)   shall fix the exercise price, period and the manner in which a Stock Option becomes exercisable;

        (f)    shall establish the duration and nature of Award restrictions;

        (g)   shall determine the Fair Market Value of the Common Stock, in accordance with Section 2.1(s) of the Plan;

        (h)   shall determine whether and under what circumstances, if any, an Award may be settled in cash or Common Stock Equivalents instead of Common Stock;

        (i)    may modify or amend the terms and conditions of any Award, subject to Article XIX of the Plan;

        (j)    may authorize any person to execute on behalf of the Company any Award Agreement or other instrument required to effect the grant of an Award to be granted or previously granted by the Committee; and

        (k)   shall establish such other terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan.

        The Committee shall determine the form or forms of the Award Agreements, which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons, subject only to the review of, and consultation with, the Board on all Plan matters except selection of Participants. Notwithstanding any provisions of this Plan to the contrary, the Committee may not take any actions that individually or together would constitute a repricing of existing Stock Options.

        3.2   Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

        3.3   Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

        3.4   Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 3.4 shall serve in such capacity at the pleasure of the Committee.

        3.5   Committee Composition. Once a Committee has been appointed pursuant to this Article III, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies (however caused) or remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by applicable laws and to the extent permitted by (a) Rule 16b-3 as it applies to transactions intended to qualify thereunder as exempt transactions and (b) Section 162(m) of the Internal Revenue Code to preserve the Company's deductibility of compensation realized by Participants as a result of Awards granted to persons who are Section 162(m) Participants.

        3.6   Grants to Non-Employee Directors. Notwithstanding any provision of the Plan to the contrary, with respect to Awards made to Non-Employee Directors, the Plan shall be administered by the Board, which shall have all powers the Committee would otherwise have with respect to such Awards.

ARTICLE IV
STOCK SUBJECT TO THE PLAN

        4.1   Number of Shares. Subject to Article XVII, Seven Million Five Hundred Thousand (7,500,000) shares of Common Stock are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary. This authorization may be increased from time to time by approval of the

Board and the stockholders of the Company. Shares of Common Stock that are issued pursuant to the grant or exercise of Awards shall be applied to reduce the number of shares of Common Stock remaining available for future issuance under the Plan. The number of shares of Common Stock covering Awards for which Participants do not have to pay the aggregate Fair Market Value to receive such shares (determined as of the grant date of the Award) shall not exceed Three Million (3,000,000) shares of Common Stock.

        4.2   Unused and Forfeited Stock; Add-backs. Any shares of Common Stock that are subject to an Award that expires, is forfeited or is otherwise terminated, other than shares of Common Stock subject to a Stock Option or Stock Appreciation Right to the extent such Award has been exercised, shall automatically become available for use under the Plan. Shares of Common Stock which are delivered by the Participant or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 4.1. If any shares of Restricted Stock are surrendered by the Participant or repurchased by the Company, or if any Restricted Stock Units are surrendered by the Participant, the shares subject to such Award may again be optioned, granted or awarded hereunder, subject to the limitations of Section 4.1. Notwithstanding the provisions of this Section 4.2, no shares of Common Stock may again be optioned, granted or awarded (i) if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Internal Revenue Code, or (ii) if prohibited by applicable laws, regulations or exchange rules.

ARTICLE V
PARTICIPATION

        5.1   Eligibility and Participation. Participants in the Plan shall be those Eligible Employees, Directors and Consultants who, in the judgment of the Committee, are performing, or during the term of their service to the Company are expected to perform, vital services in the management, operation and development of the Company or an Affiliated Corporation, and significantly contribute or are expected to significantly contribute to the achievement of long-term corporate economic objectives. Participants who are Employees may be granted from time to time one or more Incentive Stock Options (with or without Stock Appreciation Rights), and Participants (whether or not they are Employees) may be granted one or more Awards that are not Incentive Stock Options; provided, however, that the grant of each such Award shall be separately approved by the Committee, and receipt of one Award shall not result in automatic receipt of, or entitlement to, any other Award.

        Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Internal Revenue Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Internal Revenue Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Internal Revenue Code. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related Award Agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

        5.2   Limitations. The following limitations shall apply to grants of Stock Options and Stock Appreciation Rights to Participants:

        (a)   No Participant shall be granted, in any fiscal year of the Company, an Award covering more than two million (2,000,000) shares of Common Stock.

        (b)       If a Stock Option or Stock Appreciation Right is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Article XVII), the canceled Stock Option or Stock Appreciation Right shall be counted against the limit set forth in Section 5.2(a).

        (c)       Incentive Stock Options may not be granted to Non-Employee Directors or to Consultants.

        5.3       Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Awards granted to Participants who are subject to Section 16 of the Exchange Act, must comply with the applicable provisions of Rule 16b-3 and shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule (whether or not set forth in an Award Agreement). To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        5.4       Provisions Applicable to Section 162(m) Participants.

        (a)       The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Internal Revenue Code.

        (b)       Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock, the restrictions of which lapse upon the attainment of performance goals that are related to one or more of the Performance Criteria.

        (c)       To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Internal Revenue Code, with respect to any Award granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Internal Revenue Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

        (d)       Notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Internal Revenue Code shall be subject to any additional limitations set forth in Section 162(m) of the Internal Revenue Code (including any amendment to Section 162(m) of the Internal Revenue Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Internal Revenue Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE VI
STOCK OPTIONS

        6.1       General Provisions.

        (a)       Grant of Stock Options. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Stock Options. The Committee in its sole discretion may designate whether a Stock Option granted to an Employee is to be considered an Incentive Stock Option or a Non-Qualified Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Option to the same Employee at the same time or at different times. Incentive Stock Options and Non-Qualified Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one Stock Option affect the right to exercise any other Stock Option or affect the number of shares of Common Stock for which any other Stock Option may be exercised. All Stock Options granted to Participants who are not Employees shall be Non-Qualified Options.

        (b)       Manner of Stock Option Exercise. A Stock Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained herein, (i) by delivery of written notice of exercise to the persons specified by the Company from time to time, in person or through mail, facsimile, electronic mail or other electronic transmission, or by delivery of notice of exercise in such other method as has been approved by the Committee, and (ii) by paying in full, with the written notice of exercise or at such other time as the Committee may establish, the total exercise price under the Stock Option for the shares being purchased. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Stock Option (or portion thereof) that is being exercised and the number of shares with respect to which the Stock Option is being exercised. The exercise of the Stock Option shall be deemed effective upon receipt of such notice and payment to the Company. As soon as practicable after the effective exercise of the Stock Option, and upon satisfaction of all applicable withholding requirements pursuant to Article XIII of the Plan, the Participant, or the Participant's nominee, shall be recorded on the stock transfer books of the Company as the owner of the shares purchased. The Company may, but is not required to, deliver to the Participant one or more duly issued and executed stock certificates evidencing such ownership.

        (c)       Payment of Stock Option Exercise Price. At the time of the exercise of a Stock Option, payment of the total Stock Option exercise price for the shares to be purchased shall be made in the manner specified in the Award Agreement relating to such Stock Option, which may include any or all of the following methods of payment:

        (i)        at the Participant's election, either:

          (A) in cash or by check; or

          (B) by transfer from the Participant to the Company of shares of Common Stock (other than shares of Common Stock that the Committee determines by rule may not be used to exercise Stock Options) that the Participant has held for more than six (6) months with a then current aggregate Fair Market Value equal to the total Stock Option exercise price;

        (ii)       at the Company's election:

          (A) by the Company retaining a number of shares of Common Stock deliverable upon exercise of a Stock Option whose aggregate Fair Market Value is equal to the exercise price to be paid in connection with such exercise; or

          (B) to, the extent permissible under applicable law, delivery to the Company of: (I) a properly executed exercise notice, (II) irrevocable instructions to a broker to sell a sufficient number of the shares being exercised to cover the exercise price and to promptly deliver to the Company the amount of sale proceeds required to pay the exercise price and any required tax withholding relating to the exercise, and (III) such other documentation as the Committee and the broker shall require to effect a same-day exercise and sale.

        (d)       Stockholder Privileges. No Participant shall have any rights as a stockholder with respect to any shares of Common Stock covered by a Stock Option until the Participant or its nominee becomes the holder of record of such Common Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Participant or its nominee becomes the holder of record of such Common Stock.

        6.2       Incentive Stock Options.

        (a)       Incentive Stock Option Exercise Price. The per share price to be paid by a Participant at the time an Incentive Stock Option is exercised shall be determined by the Committee at the time an Incentive Stock Option is granted (or deemed to have been granted under applicable tax rules), but in no event shall such exercise price be less than:

        (i)        one hundred (100) percent of the Fair Market Value, on the date the Incentive Stock Option is granted (or deemed to have been granted under applicable tax rules), of one share of the stock to which such Stock Option relates; or

        (ii)       one hundred and ten (110) percent of the Fair Market Value, on the date the Incentive Stock Option is granted (or deemed to have been granted under applicable tax rules), of one share of the stock to which such Stock Option relates if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly (as determined pursuant to Section 424(d) of the Internal Revenue Code), ten percent or more of the total combined voting power of all classes of stock of the Company or of any Affiliated Corporation (such a Participant is referred to as a "10% Holder").

        (b)       Number of Option Shares. The number of shares of Common Stock subject to an Incentive Stock Option shall be designated by the Committee at the time the Committee decides to grant an Incentive Stock Option.

        (c)       Aggregate Limitation of Stock Exercisable Under Options. To the extent the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year under the Plan or otherwise, granted by the Company and Affiliated Corporations, exceeds $100,000, such excess shall be treated as a Non-Qualified Option.

        (d)       Duration of Incentive Stock Options. The period during which an Incentive Stock Option may be exercised shall be fixed by the Committee, but in no event shall such period be more than ten years from the date the Stock Option is granted, or, in the case of Participants who are 10% Holders as described in Section 6.2(a)(ii), five years from the date the Stock Option is granted. Upon the expiration of such exercise period, the Incentive Stock Option, to the extent not then exercised, shall terminate. Except as otherwise provided in Article XIV, all Incentive Stock Options granted to a Participant hereunder shall terminate and may no longer be exercised if the Participant ceases to be an Employee.

        (e)       Restrictions on Exercise of Incentive Stock Options. Incentive Stock Options may be granted subject to such restrictions as to the timing of exercise of all or various portions thereof as the Committee may determine at the time it grants Incentive Stock Options to Participants.

        (f)        Disposition of Stock Acquired Pursuant to the Exercise of Incentive Stock Options. In the event that a Participant makes a disposition (as defined in Section 422(c) of the Internal Revenue Code) of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of two years from the date on which the Incentive Stock Option was granted or prior to the expiration of one year from the date on which the Stock Option was exercised, the Participant shall send written notice to the Company at its principal office in Louisville, Colorado (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Participant shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of any additional withholding required by federal, state and local income and other tax laws.

        6.3       Non-Qualified Stock Options.

        (a)       Option Exercise Price. The per share price to be paid by the Participant at the time a Non-Qualified Option is exercised shall be determined by the Committee at the time the Stock Option is granted or amended, but in no event shall such exercise price per share be less than one hundred (100) percent of the Fair Market Value of one share of Common Stock on the date the Stock Option is granted or amended.

        (b)       Number of Option Shares. The number of shares of Common Stock subject to a Non-Qualified Option shall be designated by the Committee at the time the Committee decides to grant a Non-Qualified Option.

        (c)       Duration of Non-Qualified Options; Restrictions on Exercise. The period during which a Non-Qualified Option may be exercised, and the installment restrictions on option exercise during such period, if any, shall be fixed by the Committee, but in no event shall such period be more than ten years from the date the Stock Option is granted. Upon the expiration of such exercise period, the Non-Qualified Option, to the extent not then exercised, shall terminate. Except as otherwise provided in Article XIV, all Non-Qualified Options granted to a Participant hereunder shall terminate and may no longer be exercised if the Participant ceases to be an Employee, Director or Consultant.

ARTICLE VII
STOCK APPRECIATION RIGHTS

        7.1       Grant of Rights. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

        7.2       Tandem Stock Appreciation Rights. A Stock Appreciation Right may be granted to a Participant in conjunction with any Incentive Stock Option or Non-Qualified Option granted to such Participant, as determined by the Committee, (a) at the time of the grant of such Stock Option in the case of an Incentive Stock Option or (b) at the time of grant, or at any subsequent time during the term of the Stock Option, in the case of a Non-Qualified Option. Once granted, the term of a Tandem Stock Appreciation Right shall be equal to the term of its related Stock Option. A Tandem Stock Appreciation Right shall be exercisable, in whole or in part, at such time or times and only to the extent that the Stock Option to which it relates shall be exercisable. Upon exercise of a Tandem Stock Appreciation Right by a Participant for a share of Common Stock, the related Stock Option shall be terminated with respect to such share. Incentive Stock Options and Non-Qualified Options shall not be exercisable with respect to shares of Common Stock for which Tandem Stock Appreciation Rights have been exercised. Upon the exercise of a Tandem Stock Appreciation Right, the Participant shall be entitled to receive the economic value of such Tandem Stock Appreciation Right determined in the manner prescribed in Section 7.4

        7.3       Independent Stock Appreciation Rights. Stock Appreciation Rights may be granted to a Participant independent of any Stock Option grant (an "Independent Stock Appreciation Right") and shall be unrelated to any Option and shall have a term set by the Committee. An Independent Stock

Appreciation Right shall be exercisable in such installments as the Committee may determine. An Independent Stock Appreciation Right shall cover such number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each Independent Stock Appreciation Right shall be set by the Committee, but shall not be less than the Fair Market Value of a share of Common Stock on the date on which the Independent Stock Appreciation Right is granted. Upon exercise of an Independent Stock Appreciation Right, the Participant shall be entitled to receive the economic value of such Independent Stock Appreciation Right determined in the manner prescribed in Section 7.4.

        7.4       Exercise of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions consistent with other provisions of the Plan as may be determined from time to time by the Committee and shall include the following:

        (a)       Manner of Exercise. A Stock Appreciation Right shall be exercised by the giving of notice in the same manner in which a Stock Option may be exercised.

        (b)       Payment Upon Exercise. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive the economic value thereof, which shall be equal to (i) the excess of the then Fair Market Value of one share of Common Stock over the exercise price per share specified in the related Stock Option, multiplied by (ii) the number of shares in respect of which the Stock Appreciation Right is being exercised (the "SAR Value").

        (c)       Form of Payment. Unless otherwise specified (i) in the Award Agreement relating to the Stock Appreciation Right or (ii) in writing by the Committee, a Participant shall receive the SAR Value in shares of Common Stock.

        7.5       Stockholder Privileges. No Participant shall have any rights as a stockholder with respect to any shares of Common Stock covered by a Stock Appreciation Right until the Participant becomes the holder of record of such Common Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Participant becomes the holder of record of such Common Stock.

ARTICLE VIII
RESTRICTED AWARDS

        8.1       Restricted Stock Awards

        (a)       Awards Granted by Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Restricted Stock Awards consisting of shares of Common Stock. The number of shares granted as a Restricted Stock Award shall be determined by the Committee. To the extent required by applicable law, a Participant shall be required to pay to the Company an amount equal to the par value of the Common Stock subject to the Restricted Stock Award as a condition precedent to the issuance of Common Stock to the Participant.

        (b)       Restrictions. A Participant's right to retain a Restricted Stock Award granted to him or her under Section 8.1(a) shall be subject to such restrictions, including but not limited to the Participant's continuous status as an Employee, Director or Consultant for a restriction period specified by the Committee, or the attainment of any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of employment, director service or consulting service or different performance criteria with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Common Stock shares constituting a Restricted Stock Award. Subject to the provisions of Articles XVI and XIX, if a Participant's continuous status as an Employee, Director or Consultant terminates prior to the end of such restriction period or the attainment of such performance criteria as may be specified by the Committee, the Restricted Stock Award shall be forfeited and all shares of Common Stock related thereto shall be immediately returned to the Company.

        (c)       Privileges of a Stockholder; Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to Common Stock in accordance with its terms received by him or her as a Restricted Stock Award under this Article VIII upon becoming the holder of record of such Common Stock; provided. however. that the Participant's right to sell, encumber, or otherwise transfer such Common Stock (and any other securities issued in respect of such shares of Common Stock as a stock dividend, stock split or the like) shall be subject to the limitations of Section 16.3 hereof.

        (d)       Enforcement of Restrictions. In the event a Participant receives a stock certificate evidencing the grant of Restricted Stock, the Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 8.1(b) and 8.1(c):

        (i)        Placing a legend on the stock certificates referring to the restrictions;

        (ii)       Requiring the Participant to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

        (iii)     Requiring that the stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

        8.2       Restricted Stock Units. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Restricted Stock Units. The number of shares of Restricted Stock Units shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Unless otherwise specified (a) in the Award Agreement relating to the Restricted Stock Unit or (b) in writing by the Committee, a Participant shall receive the payment for the Restricted Stock Unit in shares of Common Stock. Payment for a Restricted Stock Unit will not be made until the Award has vested, pursuant to a vesting schedule or achievement of performance criteria set by the Committee. In the event payment for an Award of Restricted Stock Units is made in a form other than in shares of Common Stock pursuant to the terms of this Section 8.2, such payment shall be in an amount equal to the product of (i) Fair Market Value of a share of Common Stock with respect to the relevant vesting, multiplied by (ii) the number of Restricted Stock Units vesting on such date. Holders of Restricted Stock Units shall have no rights as Company stockholders with respect to such Award. No Dividend Equivalents awards shall be granted in connection with Restricted Stock Units.

ARTICLE IX
DIRECTOR STOCK AND STOCK EQUIVALENTS

        9.1       Director Stock and Stock Equivalents. Each Non-Employee Director may receive all or a portion of his or her annual retainer and any meeting fees (which shall include any additional annual retainer or fees paid to a committee chair) in shares of Common Stock or, if elected by the Director, in Common Stock Equivalents. An election pursuant to this Section 9.1 must be made in writing on or before the first day of the fiscal year to which the election relates and shall entitle the Non-Employee Director to a number of shares of Common Stock or Common Stock Equivalents determined by dividing (a) the dollar amount of the portion of the retainer for a given quarterly fiscal period that is to be paid in shares of Common Stock or Common Stock Equivalents by (b) the Fair Market Value of one share of Common Stock as of the last day of such fiscal period, rounded up to the next full number of shares. In the event any person becomes a Non-Employee Director other than at the beginning of an annual retainer period, such person may elect, within thirty (30) days of the date on which such person becomes a Non-Employee Director, to receive his or her retainer and any meeting fees in shares of Common Stock or Common Stock Equivalents as described above for the balance of such annual retainer period in accordance with the formula set forth in the preceding sentence.

        9.2       Common Stock Equivalents. The number of Common Stock Equivalents determined under Section 9.1 for each Non-Employee Director shall be credited to a bookkeeping account established in the name of that Director subject to the following terms and conditions:

        (a)       If the Company pays a cash dividend with respect to the Common Stock at any time while Common Stock Equivalents are credited to a Non-Employee Director's account, there shall be credited to the Non-Employee Director's account additional Common Stock Equivalents equal to (i) the dollar amount of the cash dividend the Director would have received had he or she been the actual owner of the Common Stock to which the Common Stock Equivalents then credited to the Director's account relate, divided by (ii) the Fair Market Value of one share of the Company's Common Stock on the dividend payment date. The Company will pay the Director a cash payment in lieu of fractional stock equivalents on the date of such dividend payment.

        (b)       Upon the death or other termination of the Non-Employee Director's service on the Board, or, if authorized by the Committee, such other time or times as specified by the Non-Employee Director at the time of his or her annual election(s), the Company shall deliver to the Non-Employee Director (or his or her designated beneficiary or estate) a number of shares of Common Stock equal to the whole number of Common Stock Equivalents then credited to the Director's account, together with a cash payment equal to the Fair Market Value of any fractional Common Stock Equivalent.

        (c)       The Company's obligation with respect to Common Stock Equivalents shall not be funded or secured in any manner, nor shall a Non-Employee Director's right to receive Common Stock equivalents be assigned or transferable, voluntarily or involuntarily, except as expressly provided herein; and

        (d)       A Non-Employee Director shall not be entitled to any voting or other stockholder rights as a result of the credit of Common Stock Equivalents to the Director's account until certificates representing shares of Common Stock are delivered to the Director (or his or her designated beneficiary or estate) hereunder.

        9.3       Elections. The Committee shall determine the form of Non-Employee Director's elections pursuant to this Article IX, which form shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Non-Employee Director with respect to Common Stock and Common Stock Equivalents paid with respect to the Director's annual retainer and any meeting fees and which may constitute the Award Agreement with respect to such Common Stock Equivalents.

ARTICLE X
STOCK AWARDS

        Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Stock Awards in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be, but are not required to be, based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Stock Award will not be issued until the Stock Award has vested, pursuant to a vesting schedule or performance criteria, if any, set by the Committee. To the extent required by applicable law, a Participant shall be required to pay to the Company an amount equal to the par value of the Common Stock subject to the Stock Award as a condition precedent to the issuance of Common Stock to the Participant.

ARTICLE XI
PERFORMANCE AWARDS

        11.1     Performance Awards.

        (a)       Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

        (b)       Without limiting Section 11.1(a), the Committee may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to 162(m) Participants shall be based upon objectively determinable bonus formulas. The maximum amount of any Performance Award payable to a 162(m) Participant under this Section 11.1(b) shall not exceed $7 million with respect to any fiscal year of the Company calendar year. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to a Performance Award payable to a 162(m) Participant shall be determined on the basis of generally accepted accounting principles.

        (c)       The form of payment to a Participant in respect of a Performance Award may be cash, shares of Common Stock, any type of other Award under the Plan, or any combination of the foregoing, as determined by the Committee in it sole discretion.

ARTICLE XII
OTHER AWARDS

        12.1     Awards in Lieu of Bonus.

        (a)       Participant Election As to Bonus Payment. At such time as the Committee determines that a Participant has or may become eligible for a Bonus Payment pursuant to a Bonus Plan, the Committee may notify the Participant as to whether or not the Participant will be required by the Committee to, or will be given the right to elect to, accept all or a part of such Bonus Payment in the form of shares of Common Stock or other forms of Awards. If the Committee grants the Participant the right to elect whether to accept the Bonus Payment in Common Stock or other forms of Awards, then the Participant shall have ten (10) business days after the receipt of such notice from the Committee to make such election. The Participant shall notify the Committee with respect to his or her election on such form as may be provided for this purpose by the Committee, setting forth thereon the dollar value of the portion of the Bonus Payment which he or she desires to receive in shares of Common Stock or other forms of Awards. If a Participant fails to make an election pursuant to this Section 12.1(a) with respect to the mode of payment of a Bonus Payment, the entire Bonus Payment shall be made in cash.

        (b)       Determination of Number of Shares. The number of shares of Common Stock or other forms of Awards that shall be issued or credited as a Bonus Payment shall be determined by using a reasonable valuation method specified by the Committee in its sole discretion. No fractional shares of Common Stock or other forms of Awards shall be issued or credited as a part of a Bonus Payment and the value of any such fractional share that would otherwise be issued pursuant to the Participant's election shall be paid in cash.

        (c)       Decision of Committee. The Committee shall have the sole discretion to either accept the Participant's election with respect to the payment of a Bonus Payment, in whole or in part, in shares of Common Stock or other forms of Awards or to determine that a lesser portion, or none, of the Bonus Payment will be made in shares of Common Stock or other forms of Awards, and the Committee's determination in this regard shall be final and binding on the Participant.

        12.2     Dividend Equivalents.

        (a)       Coincident with or following designation for participation in the Plan, a Participant may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date any Award denominated in shares of Common Stock is granted, and the date such Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

        (b)       Dividend Equivalents granted with respect to Stock Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

        12.3     Other Forms of Award. From time to time during the duration of the Plan, the Committee may, in its sole discretion, adopt one or more other forms of awards for Eligible Employees, Directors or Consultants pursuant to which such Eligible Employees, Directors or Consultants may acquire shares of Common Stock or the economic equivalent thereof, whether by purchase, outright grant or otherwise. Any such arrangements shall be subject to the general provisions of the Plan.

ARTICLE XIII
WITHHOLDING

        13.1     Withholding Requirement. The Company's obligations to deliver shares of Common Stock upon the exercise or receipt of any Award shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

        13.2     Withholding With Common Stock. The Company may, in its sole discretion, allow or require Participants to pay all or any portion of any tax withholding obligation that results from Awards by the Company withholding from shares otherwise issuable to the Participant, shares of Common Stock having a value equal to the amount required to be withheld or such lesser amount. Any such withholding of shares of Common Stock shall be subject to such terms and conditions as the Company may, from time to time, establish; provided, that, in the case of a Participant who is an officer or director of the Company within the meaning of Section 16 of the Exchange Act, then the approval by the Committee of the grant of the award shall be deemed to include approval by the Committee of this withholding provision, unless otherwise specified in the Award Agreement.

ARTICLE XIV
EFFECT OF TERMINATION OF SERVICE ON AWARDS

        Except as otherwise provided in a written agreement between the Company and a Participant, the provisions of this Article XIV will apply as follows:

        14.1     Effect of Termination of Service on Stock Options and Stock Appreciation Rights. No Stock Option or Stock Appreciation Right may be exercised unless, at the time of such exercise, the Participant is an Employee, Director or Consultant, except as follows:

        (a)       Subject to Section 14.1(c), if such termination is due to the death of the Participant, or the Participant dies within three (3) months after such termination, or if such termination occurs after the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code), the Stock Option or Stock Appreciation Right may be exercised, to the extent vested at the time of the Participant's termination of employment, by the Participant (or, in the case of death, by the person to whom it is transferred by will of the laws of descent and distribution) within a period of one year after the date of death (but in no event longer than the term of the Stock Option or Stock Appreciation Right).

        (b)       Subject to Section 14.1(c), if the Participant's employment is terminated for any reason other than those reasons covered by Section 14.1(a), then the Stock Option or Stock Appreciation Right shall be exercisable, to the extent vested at the time of such termination, for a period of ninety (90) days after the date of such termination.

        (c)       Notwithstanding the provisions of Sections 14.1(a) and (b) above:

          (i)      With respect to all grants of Stock Options or Stock Appreciation Rights, no such grants shall be exercisable after the date of termination of employment if either the termination was for Cause, or if the former Employee, Consultant or Director is then, in the sole judgment of the Company, in material breach of any contractual, statutory, fiduciary or other legal obligation to the Company; and

         (ii)      In addition to the provisions of paragraph (i) above, unless otherwise provided in the Option or Stock Appreciation Right Award Agreement, with respect to all grants of Stock Options, or Stock Appreciation Rights, if at any time within six (6) months before or within six months after voluntary or involuntary termination of the Participant's employment or service for any reason, the former Employee, Consultant or Director is, in the sole judgment of the Company, engaging or has engaged in any activity in competition with any activity of the Company, or harmful or contrary to the interests of the Company, including, but not limited to: accepting employment with or serving as a consultant or advisor to any employer that is in competition with the Company or acting against the interests of the Company, including employing or recruiting any Employee of the Company; or disclosing or misusing any confidential, proprietary or material information concerning the Company (such information includes, without limitation, information regarding the Company's operations, its products, product designs, business plans, strategic plans, marketing and distribution plans and arrangements, customers, and financial statements, budgets and forecasts); or participating in any hostile takeover attempt of the Company, then: (A) any Options, or Stock Appreciation Rights still held by the Participant shall immediately cease to be exercisable and shall be canceled, and (B) if the Employee, Consultant or Director exercises any Stock Options or Stock Appreciation Rights within six (6) months prior to the date of termination of employment or service, or upon or at any time after termination of employment or service, then any gain represented by the Fair Market Value with respect to the date of exercise over the exercise price multiplied by the number of shares such individual purchased shall be paid by such individual to the Company.

        14.2     Effect of Termination of Service on Other Awards.

        (a)       In the event of the death or disability (as defined in Section 14.1(a)) of a Participant, all period of service and other restrictions applicable to Awards, other than Stock Options and Stock Appreciation Rights, then held by such Participant shall lapse, and such awards shall become fully vested and nonforfeitable. In the event of a Participant's termination of service for any other reason, any Awards other than Stock Options and Stock Appreciation Rights as to which the employment period or other restrictions have not been satisfied shall be forfeited.

        (b)       Unless otherwise provided in the Restricted Stock or Restricted Stock Unit Award Agreement, if at any time within six (6) months before or within six (6) months after voluntary or involuntary termination of the Participant's employment or service for any reason, the former Employee, Consultant or Director is, in the sole judgment of the Company, engaging or has engaged in any activity in competition with any activity of the Company, or harmful or contrary to the interests of the Company, including, but not limited to: accepting employment with or serving as a consultant or advisor to any employer that is in competition with the Company or acting against the interests of the Company, including employing or recruiting any Employee of the Company; or disclosing or misusing any confidential, proprietary or material information concerning the Company (such information includes, without limitation, information regarding the Company's operations, its products, product designs, business plans, strategic plans, marketing and distribution plans and arrangements, customers, and financial statements, budgets and forecasts); or participating in any hostile takeover attempt of the Company, then if any shares of Restricted Stock or Restricted Stock Units had vested within six (6) months prior to the date of termination of employment or service, then any gain represented by the Fair Market Value with respect to the date of vest over the purchase price multiplied by the number of shares vested shall be paid by such individual to the Company.

ARTICLE XV
NON-U.S. PARTICIPANTS

        The Committee may grant awards to Employees, Consultants and Directors whose relationship with the Company or an Affiliated Corporation is subject to the laws of a foreign jurisdiction (a "Non-U.S. Participant"). However, no Award shall be granted that, as a result of the operation of the laws of a foreign jurisdiction, shall limit the authority, rights and powers of the Company, the Board or the Committee under the Plan, including without limitation, the authority of the Committee to determine whether Awards will be granted and under what circumstances Awards become exercisable, nonforfeitable or payable, unless such limitation is explicitly acknowledged by the Company in the relevant Award Agreement. Any grant of an Award that results in the imposition of any of the foregoing limitations shall be null and void ab initio. Subject to the limitations of this Article XV, the Committee may impose whatever requirements and provisions it deems necessary in its sole discretion to permit an Award to be made to a Non-U.S. Participant.

        The Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or an Affiliated Corporation may operate to assure the viability of the benefits of Awards made to Participants employed in the such countries and to meet the intent of the Plan.

ARTICLE XVI
RIGHTS OF PARTICIPANTS

        16.1     Employment, Directorship or Consulting Relationship. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment, service as a director or consulting relationship with the

Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation at any time to terminate such service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of service shall be determined by the Committee at the time.

        16.2     Meaning of Continuous Status. For all purposes of the Plan and unless otherwise specified in the Award Agreement, so long as a Participant is either an Employee or a Director or a Consultant, without a break in between any change in status, he or she shall be considered to be in continuous status as an Employee, Director or Consultant, even if the person is serving in one capacity when the award is granted and subsequently changes to service in a different capacity, such as terminating employment but continuing to serve as a Consultant.

        16.3     Nontransferability. Except as otherwise (a) approved by the Committee and set forth in the Award Agreement between the Company and the Participant or (b) required pursuant to a qualified domestic relations order, no right or interest of any Participant in an Award prior to the completion of the restriction period applicable thereto shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. If permitted by applicable law (including Rule 16b-3, as amended from time to time), the Committee may (but need not) permit the transfer of Awards either generally, to a limited class of persons or on a case-by-case basis. In the event of a Participant's death, a Participant's rights and interest in any Awards shall be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Stock Options or Stock Appreciation Rights may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of mental condition, physical condition, or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

        16.4     Other Benefits. The amount of any compensation deemed to be received by an Employee, Director or Consultant as a result of the receipt, vesting, exercise of an Award will not constitute "earnings" with respect to which any other benefits provided by the Company or an Affiliated Corporation to such person are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

ARTICLE XVII
CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

        17.1     Change in Capital Structure. Subject to Section 17.4, in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

        (a)       The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Article IV);

        (b)       The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

        (c)       The grant or exercise price with respect to any Award; provided that no such adjustment shall be effected if it results in a repricing of a Stock Option or Stock Appreciation Right.

        17.2     Extraordinary Events. Subject to Sections 17.2(f) and 17.4, in the event of any transaction or event described in Section 17.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

        (a)       To provide for the cancellation of the Award in exchange for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable or fully vested (including an amount equal to zero for Awards with respect to which no cash could have been so attained or realized);

        (b)       To provide that the Award cannot vest, be exercised or become payable after such event;

        (c)       To provide that such Award shall be vested, exercisable and nonforfeitable as to all shares covered thereby and that all restrictions with respect thereto shall lapse, notwithstanding anything to the contrary in the Plan or an Award Agreement;

        (d)       To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

        (e)       To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Restricted Stock Units and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; provided that no such adjustment shall be effected if it results in a repricing of a Stock Option or Stock Appreciation Right.

        (f)        Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of such transaction, automatically become (i) fully exercisable for all of the shares of Common Stock at the time subject to such Award, (ii) fully vested and nonforfeitable, (iii) no longer subject to any restrictions and (iv) fully payable, each as applicable to a given Award.

        17.3     162(m); Rule 16(b)-3. With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), other than in the event of a Change in Control, no adjustment or action described in this Article XVII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Article XVII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Internal Revenue Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Award is not to comply with such exemptive conditions.

        17.4     No Limitation on Company or Shareholders. The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

ARTICLE XVIII
GENERAL RESTRICTIONS

        18.1     Investment Representations. The Company may require any person to whom an Award is granted, as a condition of exercising or receiving such Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

        18.2     Compliance with Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Award may not be delivered, accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

        18.3     Changes in Accounting Rules. Notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to any Awards shall occur that, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, or cancel, any then outstanding Award.

ARTICLE XIX
PLAN AMENDMENT, MODIFICATION AND TERMINATION

        19.1     Amendment or Termination. The Board, upon recommendation of the Committee or at its own initiative, at any time may terminate the Plan. The Committee, at any time and from time to time and in any respect, may amend or modify the Plan. No such amendment shall be effective unless, the Company shall obtain stockholder approval of any amendment to the extent necessary to comply with the requirements relating to the Plan under U.S. state corporate laws, U.S. federal and state securities laws, the Internal Revenue Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

        19.2     Effect of Amendment.

        (a)       With regard to any Award that has been granted to a Participant, the terms and conditions of the Plan in effect on the date of such grant was made shall govern, notwithstanding subsequent amendments, unless otherwise agreed upon by the Participant; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 18.3, Article XV or Article XVII.

        (b)       Except as set forth in Section 19.2 (a) hereof, the termination or any modification or amendment of the Plan shall not, without the consent of a Participant, affect his or her rights under an Award previously granted to him or her without the Participant's consent. With the consent of the Participant affected, the Committee may amend outstanding Award Agreements in a manner not inconsistent with the Plan.

        19.3     Preservation of Incentive Stock Options. The Board or the Committee shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such Stock Options for such favorable treatment as may be afforded Incentive Stock Options under Section 422 of the Internal Revenue Code.

ARTICLE XX
REQUIREMENTS OF LAW

        20.1     Requirements of Law. The issuance of stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

        20.2     Governing Law. The Plan and all Award Agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ARTICLE XXI
EFFECTIVE DATE OF THE PLAN

        21.1     Effective Date. The Plan became effective as of the date it is approved by the Stockholders of the Company.

        21.2     Duration of the Plan. The Plan shall terminate at midnight on the date that is the day before the tenth anniversary of the Effective Date, and may be terminated prior thereto by Board action; and no Award shall be granted after such termination. Awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions or payable, in accordance with their terms.

Appendix C

STORAGE TECHNOLOGY CORPORATION

2004 PERFORMANCE-BASED INCENTIVE BONUS PLAN

1.
PURPOSE

  The purpose of the Storage Technology Corporation Performance-Based Incentive Plan is to provide certain employees of the Company and its affiliates with incentive compensation based upon the level of achievement to financial, business and other performance criteria.

2.
DEFINITIONS

  As used in the Plan, the following terms shall have the meanings set forth below:

  (a)
  "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.
  (b)
  "Board" shall mean the Board of Directors of the Company.
  (c)
  "Bonus" shall mean a payment in cash or shares pursuant to Section 7, which is made pursuant to the Plan with respect to a particular Performance Period. The maximum amount of a Bonus for a Participant is four hundred percent (400%) of the Participant's Target Bonus and is limited in dollar amount pursuant to Section 6(c) below.
  (d)
  "Code" shall mean the Internal Revenue Code of 1986 and regulations promulgated thereunder, all as amended from time to time, and any successors thereto.
  (e)
  "Committee" means the Human Resources and Compensation Committee of the Board, or such other committee designated by the Board to administer the Plan, provided that the Committee shall consist of three or more persons each of whom is an "outside director" within the meaning of Code Section 162(m) and a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.
  (f)
  "Common Stock Equivalent" means a right to receive Common Stock in the future in lieu of a current issuance of Common Stock, subject to certain conditions and limitations.
  (g)
  "Company" shall mean Storage Technology Corporation.
  (h)
  "Covered Officer" shall mean at any date (i) any individual who with respect to the previous taxable year of the Company, was a "covered employee" of the Company within the meaning of Code Section 162(m); provided, however that the term "Covered Officer" shall not include any such individual who is designated by the Committee, in its sole discretion, at the time of any Bonus or at any subsequent time, as reasonably expected not to be such a "covered employee" with respect to the then current taxable year of the Company, and (ii) any individual who is designated by the Committee, in its sole discretion, at the time of any Bonus or at any subsequent time, as reasonably expected to be such a "covered employee" with respect to the then current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Bonus will be paid.
  (i)
  "Employee" means an employee on the payroll of the Company or any Affiliate.
  (j)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.
  (k)
  "Participant" shall mean any employee of the Company or any Affiliate who has been designated by the Committee as eligible for participation in the Plan; provided, however, that Participants who are Covered Officers must be selected Prior to the Predetermination Date.
  (l)
  "Performance Measure" shall mean any measurable criteria using an approach, such as balanced score card, which is tied to the Company's success, whether absolute or relative, that the Committee may determine, including but not limited to, Net Order Dollars, Net Profit Dollars, Net Profit Growth, Net Revenue Dollars, Revenue Growth, Total Shareholder Return, cash flow, earnings or earnings per share, growth in earnings or earnings per share, return on equity, stock price, return on equity or average stockholders' equity, total stockholder return, return on capital, return on assets or net assets, return on investment, revenue, income or net income, operating income or net operating income, operating profit or net operating profit, operating margin, return on operating revenue, market share, overhead or other expense reduction, credit rating, strategic plan development and implementation, succession plan development and implementation, customer satisfaction indicators, and/or employee metrics.

  (m)
  "Performance Period" means the period for which performance is measured as designated by the Committee pursuant to Section 5 below.
  (n)
  "Plan" shall mean the Storage Technology Corporation Performance-Based Incentive Bonus Plan, as amended from time to time.
  (o)
  "Predetermination Date" shall mean (i) the earlier of: a date 90 days after commencement of the fiscal year, or a date not later than the expiration of 25% of the Performance Period; provided in each case that the satisfaction of selected Performance Measures is substantially uncertain at such time, or (ii) such other date at which a performance goal is considered to be pre-established pursuant to Code Section 162(m).
  (p)
  "Target Bonus" shall mean a Bonus amount that may be paid if 100% of all applicable Performance Measures are achieved at target in the Performance Period including a peer/performance factor as determined in Section 5 below. The Target Bonus shall be equal to a fixed percentage of the Participant's base pay on the last day for such Performance Period. Such percentage shall be determined by the Committee prior to the Predetermination Date.

3.
ELIGIBILITY

  Persons employed by the Company or any of its Affiliates during the Performance Period and in active service are eligible to be Participants under the Plan for such Performance Period (whether or not so employed or living at the date a Bonus is paid) and may be considered by the Committee for a Bonus. An individual is not rendered ineligible to be a Participant by reason of being a member of the Board. Notwithstanding anything herein to the contrary, the Committee shall have sole discretion to designate or approve the Participants for any given Performance Period.

4.
ADMINISTRATION
(a)
A director may serve as a member or an alternate member of the Committee only during periods in which the director is an "outside director" as described in Code Section 162(m). The Committee shall have full power and authority to construe, interpret and administer the Plan. It may issue rules and regulations for administration of the Plan and shall meet at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum and all decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, its stockholders, employees and Participants. In the case of Participants who are not Covered Officers, the Committee may empower certain person(s) or a committee to administer the Plan, to the extent specified by the Committee at the time of delegation, and subject to modification at any time thereafter, whose decisions shall similarly be final, conclusive and binding upon all parties.

(b)
The expenses of the administration of the Plan shall be borne by the Company.

5.
BONUSES

  Prior to the Predetermination Date, the Committee shall designate or approve (a) the positions or employees who will be Participants for a Performance Period, (b) the minimum and maximum Bonuses and the Target Bonuses for the position or employee, (c) the applicable Performance Measures and combination of Performance Measures and percentages allocated to applicable Performance Measures, and (d) the Performance Period. All Performance Measures pertaining to a Covered Officer shall be of such a nature that an objective third party having knowledge of all the relevant facts could determine whether performance results with respect to such Performance Measures have been achieved. With respect to the Covered Officers, the determination of the minimum and maximum Bonuses and the Target Bonus will include a peer/performance factor to be determined by the Committee at this same time.

6.
DETERMINATION OF AMOUNT OF BONUS
(a)
Calculation. As soon as administratively practicable after the end of the relevant Performance Period, the Committee, or, if appropriate, in the case of a Bonus to a Participant who is not a Covered Officer, the person(s) or committee empowered by the Committee, shall determine the amount of the Bonus for each Participant by:
i.
Determining the actual performance results for each Performance Measure;
ii.
Determining the amount to which each Participant is entitled based on the percentage allocated by the Committee to each Performance Measure against the Target Bonus for each Participant;
iii.
Determining whether the peer/performance factor will be allowed in its entirety or at a reduced level; and
iv.
Certifying by resolution duly adopted by the Committee the amount of the bonus for each Covered Officer so determined.
(b)
Adjustments to Bonuses.
i.
In General. In its sole discretion, the Committee or, if appropriate for other than Covered Officers, its designee, may approve any other adjustments to a Participant's Bonus with respect to a Performance Period. The Committee and its designee may, in the exercise of its sole discretion and based on any factors the Committee deems appropriate, increase, reduce or eliminate the amount of a Bonus to a Participant prior to payment thereof. The Committee and its designee shall make determination of whether and to what extent to increase, reduce or eliminate Bonuses under the Plan for each Performance Period at such time or times following the close of the Performance Period as they shall deem appropriate. The increase, reduction or elimination in the amount of a Bonus to a Participant for a Performance Period shall have no effect on the amount of the Bonus to any other Participant for such period. In particular, the Committee and its designee are authorized to make adjustments in the method of calculating attainment of Performance Goals in recognition of: (i) extraordinary or non-recurring items, (ii) changes in tax laws, (iii) changes in generally accepted accounting principles or changes in accounting policies, (iv) charges related to restructured or discontinued operations, (v) restatement of prior period financial results, and (vi) any other unusual, non-recurring gain or loss that is separately identified and quantified in the Company's financial statements. Notwithstanding the foregoing, the Committee and its designee may, at their sole discretion, modify the performance results upon which Bonuses are based under the Plan, to offset any unintended result(s) arising from events not anticipated when the Performance Goals were established, provided that such adjustment is permitted by Section 162(m).
ii.
No Adjustment Increase for Covered Officers. Notwithstanding paragraph (i) above, and for purposes of tax deductibility under Code Section 162(m), any adjustments made in accordance with or for the purposes of paragraph (i) shall be disregarded for purposes of calculating the Bonus to any Covered Officer to the extent that such adjustments would have the effect of increasing such Bonus.
(c)
Maximum. Notwithstanding any other provision of the Plan, the maximum Bonus that may be paid to any Covered Officer under the Plan with respect to any Performance period is $7 million.

7.
PAYMENT OF BONUSES
(a)
Bonuses under the Plan shall be paid in cash, Common Stock Equivalents or shares of Common Stock of the Company, or a combination of these items, as provided in Sections (b) and (c) below.

  (b)
  A Participant may request to have all or a portion of the Bonus, when earned, paid other than in cash. Such request shall be made by delivering to the Company at the office of its Secretary a notice setting forth that portion (expressed as a percentage) of the Bonus for which the Participant desires to receive Common Stock Equivalents or Common Stock. The Committee shall consider the request and have absolute discretion to determine the extent to which the request shall be approved.
  (c)
  The Committee, in its sole discretion, may determine that the Bonuses for any Performance Period will be paid in any of the forms identified in (a) above and may determine the percentage of each type of payment to be issued, such that the total of the percentages equals 100% of the Bonus to be paid. This provision notwithstanding, to the extent that a Participant has timely and effectively elected to defer any or all of the Bonus payment, that portion so deferred can only be paid in cash.
  (d)
  With respect to any Bonuses paid in Common Stock Equivalents or Common Stock, the number of shares to be paid shall be determined by dividing the amount of the Bonus to be paid in shares by the fair market value of a share on the date the Committee approves the Bonus pursuant to Section 6(a). Only whole shares will be distributed; fractional shares will be paid in cash.
  (e)
  Shares will be issued to the Participant as soon as practicable after the Committee makes its determination under Section 6.
  (f)
  Payment of a Bonus to a Participant shall be made as soon as practicable after determination of the amount of the Bonus under Section 6 above, and after the Committee has certified in writing the amount to be paid to Covered Officers, except to the extent a Participant has made a timely election to defer the payment of all or any portion of such Bonus under the Deferred Compensation Plan or any other similar plan as the Committee determines in its discretion.
  (g)
  To be eligible for the payment of a Bonus with respect to a specific Performance Period the Participant must be an Employee as of the end of such Performance Period, subject to the following:
  i.
  If a Participant dies prior to the end of a Performance Period, the Committee or its designee may determine that the Participant is be eligible for a Bonus. In such case, the Committee or its designee may determine, in its sole discretion, the amount to be paid to the estate or beneficiaries of the decedent.
  (h)
  Payments of Bonuses to Participants who are on the payroll of an Affiliate will be paid directly by such entities.

8.
MISCELLANEOUS
(a)
No Assignment. No Portion of any Bonus under the Plan may be assigned or transferred prior to the payment thereof other than by will or the laws of descent and distribution.
(b)
Tax Requirements. All Bonuses which are the subject of this Plan, whether paid currently or deferred pursuant to a timely and effective deferral election, shall be subject to all applicable taxes or contributions required by federal, state or local law to be withheld, in accordance with procedures established by the Company and its Affiliates.
(c)
No Additional Participant Rights. The selection of an individual for participation in the Plan shall not give such Participant any right to be retained in the employ of the Company or any of its Affiliates, and the right of the Company and any such Affiliate to dismiss such Participant or to terminate any arrangement pursuant to which any such Participant provides services to the Company, with or without cause, is specifically reserved. No person shall have claim to a Bonus under the Plan or to continued participation under the Plan, except as otherwise provided for herein,. There is no obligation for uniformity of treatment of Participants under the Plan. The benefits provided for Participants under the Plan shall be in addition to and shall in no way preclude other forms of compensation to or in respect of such

    Participants. It is expressly agreed and understood that employment is terminable at the will of either party and, if such Participant is a party to an employment contract with the Company or one of its Affiliates, in accordance with the terms and conditions of the Participant's employment contract.

  (d)
  Liability. The Board and the Committee shall be entitled to rely on the advice of counsel and other experts, including the independent auditors for the Company. No member of the Board or of the Committee, any officers of the Company or its Affiliates or any of their designees shall be liable for any act or failure to act under the Plan, except in circumstances involving bad faith on the part of such member, officer or designee.
  (e)
  Amendment; Suspension; Termination. The Board or Committee may, at any time and from time to time, amend, suspend or terminate the Plan or any part of the Plan as it may deem proper and in the best interests of the Company, provided, however, that any amendment that may affect the continued eligibility of Bonus payments under Code Section 162(m) will be subject to approval by a vote of the shareholders of the Company if the Company desires to maintain such eligibility. In the case of Participants employed outside the United States, the Board, the Committee or their designees may vary the provisions of the Plan as deemed appropriate to conform to local laws, practices and procedures. In addition, the General Counsel, Secretary or Assistant Secretary of the Company is authorized to make certain minor or administrative changes required by or made desirable by government regulation. Any modification of the Plan may affect present and future Participants and the amount of any Bonus hereunder.
  (f)
  Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate of the Company from adopting or continuing in effect other compensation arrangements, which arrangements may be either generally applicable or applicable only in specific cases.
  (g)
  Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Colorado and applicable federal law.
  (h)
  No Trust. Neither the Plan nor any Bonus shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Participant. To the extent that the Participant acquires a right to receive payments from the Company in respect of any Bonus, such right shall be no greater than the right of any unsecured general creditor of the Company.
  (i)
  Section 162(m). All payments under this Plan are designed to satisfy the special requirements for performance-based compensation set forth in Code Section 162(m)(4)(C), and the Plan shall be so construed. Furthermore, if a provision of the Plan causes a payment to fail to satisfy these special requirements, it shall be deemed amended to satisfy the requirements to the extent permitted by law and subject to Committee approval.
  (j)
  Designation of Beneficiaries. A Participant may, if the Committee permits, designate a beneficiary or beneficiaries to receive all or part to the Bonuses which may be paid to the Participant, or may be payable, after such Participant's death. A designation of beneficiary shall be made in accordance with procedures specified by the Company and may be replaced by a new designation or may be revoked by the Participant at any time. In case of the Participant's death, a Bonus with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be paid to the designated beneficiary or beneficiaries. Any Bonus granted or payable to a Participant who is deceased and not subject to such a designation shall be distributed to the Participant's estate. If there shall be any question as to the legal right of any beneficiary to receive a Bonus under the Plan, the amount in question may be paid to the estate of the Participant, in which event the Company or its Affiliates shall have no further liability to anyone with respect to such amount.

  (k)
  Stockholder Approval. Plan amendments shall require stockholder approval only if and to the extent required by applicable law or the rules of any applicable stock exchange.
  (l)
  Severability. If any portion of this Plan is deemed to be in conflict with local law, that portion of the Plan, and that portion only, will be deemed void under local law. All other provisions of the Plan will remain in effect.
  (m)
  Savings Clause. If any portion of the Plan as it relates to a Covered Officer is construed as failing to satisfy the provisions of Code Section 162(m), then the Plan will be deemed amended to satisfy the requirements to the extent permitted by law and subject to Committee approval.

IN WITNESS WHEREOF, the Company has caused this Plan to become effective as of the date it is approved by the Stockholders of the Company.

STORAGE TECHNOLOGY CORPORATION

ANNUAL MEETING OF STOCKHOLDERS—MAY 20, 2004

PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned stockholder(s) of Storage Technology Corporation, a Delaware corporation, hereby acknowledge(s) receipt of the 2004 Proxy Statement and Annual Report and hereby appoint(s) Patrick J. Martin, Robert S. Kocol, Mark Roellig and Thomas G. Arnold, and each of them, as the lawful agents and proxies of the undersigned (with full power of substitution), to represent the undersigned at the Annual Meeting of Stockholders of Storage Technology Corporation to be held on May 20, 2004, and any adjournment or postponement thereof and, to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the meeting, on all matters set forth in the proxy statement and, in their discretion, upon such other matters that may properly come before the meeting.

TO VOTE BY INTERNET OR BY TELEPHONE, PLEASE SEE THE ATTACHED INSTRUCTIONS. TO VOTE BY MAIL, PLEASE MARK, SIGN AND DATE THIS CARD ON THE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

STORAGE TECHNOLOGY CORPORATION

May 20, 2004

PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR-

TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

-OR-

INTERNET—Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

The Board of Directors unanimously recommends a vote FOR all nominees listed in Proposal 1 and FOR Proposals 2 and 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSE ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.
Election of Directors.

☐
FOR All Nominees

☐
WITHHOLD from all Nominees

☐
FOR ALL EXCEPT (See instructions below)

NOMINEES:

☐
James R. Adams
☐
Charles E. Foster
☐
Mercedes Johnson
☐
William T. Kerr
☐
Robert E. Lee
☐
Patrick J. Martin
☐
Judy C. Odom

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here. ☒

2.
Approval of the 2004 Long Term Incentive Plan.
☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
Approval of the 2004 Performance-Based Incentive Bonus Plan.
☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors unanimously recommends a vote AGAINST Proposal 4.

4.
Approval of a stockholder proposal regarding cumulative voting for the election of directors.
☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote on any other matters that may properly come before the meeting.

The shares represented by this Proxy will be voted in accordance with the instructions given, or, if no contrary direction is indicated, will be voted FOR all of the nominees for director listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, and AGAINST Proposal 4, the stockholder proposal.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.